As filed with the Securities and Exchange Commission on March 1, 2010
                                              Securities Act File No. 333-141582
                                       Investment Company Act File No. 811-22041


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]


              Pre-Effective Amendment No.___                      [ ]
              Post-Effective Amendment No. 6                      [X]



                                     and/or



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
              Amendment No. 7                                     [X]



                             GABELLI 787 FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            RYE, NEW YORK 10580-1422
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

Peter D. Goldstein         Michael R. Rosella, Esq.
Gabelli 787 Fund, Inc.     Paul, Hastings, Janofsky & Walker LLP
One Corporate Center       75 East 55th Street
Rye, New York 10580-1422   New York, New York 10022


      It is proposed that this filing will become effective:

      [ ]   immediately upon filing pursuant to paragraph (b);or

      [X]   on MARCH 1, 2010, pursuant to paragraph (b);or

      [ ]   60 days after filing pursuant to paragraph (a)(1);or

      [ ]   on ____________, pursuant to paragraph (a)(1);or

      [ ]   75 days after filing pursuant to paragraph (a)(2);or

      [ ]   on ________ pursuant to paragraph (a)(2) of Rule 485.


      If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           GABELLI ENTERPRISE MERGERS
                             AND ACQUISITIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                (Net Asset Value per share may be obtained daily
                                   by calling
                          800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY OF THE FUND .....................................................       2

INFORMATION ABOUT THE FUND'S
   INVESTMENT OBJECTIVE, INVESTMENT
   STRATEGIES, AND RELATED RISKS ........................................       8

MANAGEMENT OF THE FUND ..................................................      13

INDEX DESCRIPTION .......................................................      14

PURCHASE OF SHARES ......................................................      14

REDEMPTION OF SHARES ....................................................      17

EXCHANGE OF SHARES ......................................................      20

PRICING OF FUND SHARES ..................................................      20

DIVIDENDS AND DISTRIBUTIONS .............................................      21

TAX INFORMATION .........................................................      22

MAILINGS TO SHAREHOLDERS AND E-DELIVERY .................................      22

FINANCIAL HIGHLIGHTS ....................................................      23


GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND(THE "FUND")


A PORTFOLIO OF GABELLI 787 FUND, INC. (THE "CORPORATION")



CLASS            TICKER SYMBOL
-----            -------------
AAA                 EAAAX



PROSPECTUS
MARCH 1, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               SUMMARY OF THE FUND



                              INVESTMENT OBJECTIVE



The Fund seeks to provide capital appreciation.


FEES AND EXPENSES OF THE FUND:


This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.



                                                                                                    CLASS AAA
                                                                                                     SHARES
                                                                                                    ---------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ............     None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price,
   whichever is lower) ..........................................................................     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage
   of amount invested) ..........................................................................     None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)
  payable to the Fund: ..........................................................................     2.00%
Exchange Fee ....................................................................................     None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees .................................................................................     0.94%
Distribution (Rule 12b-1) Expenses ..............................................................     0.25%
Other Expenses ..................................................................................     0.35%
Total Annual Fund Operating Expenses ............................................................     1.54%



                                 EXPENSE EXAMPLE



This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



        1 YEAR         3 YEARS        5 YEARS         10 YEARS
        ------         -------        -------         --------
         $157           $486           $839            $1,834



                               PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If Gabelli Funds, LLC (the "Adviser") determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company's securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.



The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.



The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in debt securities which are below investment grade ("junk bonds"). It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective.


In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund's investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser's assessment of the "private market value" of individual companies and the potential for an event or catalyst to occur that enhances a company's underlying value. The "private market value" of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser's assessment of their private market value.


In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser's estimate of its private market value or if the catalyst expected to happen fails to materialize. The Fund is non-diversified which means it can invest in a limited number of issuers.


                                 PRINCIPAL RISKS


YOU MAY WANT TO INVEST IN THE FUND IF:

      -     you are a long-term investor

      -     you seek both growth of capital and some income


      - you believe that the market will favor value over growth stocks over the long term



      -     you wish to include a value strategy


An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.


The principal risks presented by the Fund are:



      - CONVERTIBLE SECURITIES RISK. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.



      - CREDIT QUALITY RISK. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer's creditworthiness.



      - DERIVATIVES RISK. The Fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund's exposure to stock market values, interest rates, or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk, and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate, or index.



      - EQUITY RISK. Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company's financial condition and in overall market and economic conditions.



      - FOREIGN INVESTING AND EMERGING MARKETS RISK. The value of the Fund's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.



      - INTEREST RATE RISK. When interest rates decline, the value of the Fund's debt securities generally will rise. Conversely, when interest rates rise, the value of the Fund's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.



      - ISSUER-SPECIFIC RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company's securities.


      - LARGE-CAPITALIZATION RISK. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.


      - LIQUIDITY RISK. The risk that certain securities (particularly illiquid securities and restricted securities) may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.



      - MARKET RISK. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.



      - MERGER RISK. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser's assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund's holding period.



      - NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). As a non-diversified mutual fund, more of the Fund's assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund's shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.



      - PORTFOLIO MANAGEMENT RISK. The risk that the strategies used by the Adviser and its securities selections fail to produce the intended result.



      - PORTFOLIO TURNOVER RISK. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.



      - SECURITY RISK. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company's financial condition as well as overall market and economic conditions.



      - SHORT SALE RISK. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.



      - SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



      - SPECIAL SITUATIONS RISK. The Fund may use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.



                                   PERFORMANCE



The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since inception compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. This may be particularly true for the Fund since a different investment adviser was responsible for the management of the Fund prior to March 11, 2008. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.



                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
                 (TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31)


                              (PERFORMANCE GRAPH)

2002    -3.3%
2003    15.5%
2004     6.3%
2005     4.6%
2006    15.2%
2007     2.2%
2008   -30.2%
2009    25.5%


The bar chart above shows the total returns for Class A Shares (which are not offered by this Prospectus) for the periods shown. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 19.12% (quarter ended June 30, 2009) and the lowest return for a quarter was (17.79)% (quarter ended December 31, 2008).



               AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE
          (FOR THE YEARS ENDED DECEMBER 31, 2009)             PAST ONE YEAR   PAST FIVE YEARS   INCEPTION
----------------------------------------------------------    -------------   ---------------   ---------
Gabelli Enterprise Mergers
   and Acquisitions Fund
   Class A Shares (first issued on 2/28/01)
     Return Before Taxes .................................        25.47%           2.51%          3.66%
     Return After Taxes on Distributions .................        25.33%           1.01%          2.54%
     Return After Taxes on Distributions
     and Sale of Fund Shares .............................        16.72%           1.47%          2.61%
Standard & Poor's ("S&P") 500 Index (reflects no
   deduction for fees, expenses or taxes) ................        26.47%           0.42%          0.69%



The returns shown are those of Class A Shares of the Fund, which are not offered in this Prospectus, as Class AAA Shares were first issued on March 1, 2010. The Class AAA Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities, however, annual returns of the Class AAA Shares would be higher than returns for Class A Shares because of their lower fees and expenses.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT


THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since the Fund's inception on February 28, 2001.



                        PURCHASE AND SALE OF FUND SHARES



The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.



               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES, AND RELATED RISKS



The Fund's investment objective is to seek to provide capital appreciation. The investment objective is fundamental and may not be changed without shareholder approval.



Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company's securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.



The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but it also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.



The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in debt securities which are below investment grade ("junk bonds"). It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Fund will have a portfolio turnover rate of 150% or more.


In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund's investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser's assessment of the "private market value" of individual companies and the potential for an event or catalyst to occur that enhances a company's underlying value. The "private market value" of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser's assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser's estimate of its private market value or if the catalyst expected to happen fails to materialize.


The Fund is non-diversified which means it can invest in a limited number of issuers.


The Fund may use derivative instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that it will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate, or index. Options, futures contracts, and forwards are examples of derivatives.



For purposes of realizing additional income, the Fund may lend its portfolio securities to broker-dealers approved by the Corporation's Board of Directors (the "Board"). Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.




The Fund may engage in short sales. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The Fund generally will only engage in covered short sales. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) designates on the records of the Adviser, or with the Corporation's custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.


For temporary defensive purposes, the Fund may invest, without limit, in cash, money market instruments or high quality short term debt securities, including repurchase agreements. To the extent the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The principal risks presented by the Fund are:


      - CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.



      - CREDIT QUALITY RISK. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer's creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.



      - CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income.



      - DERIVATIVES RISK. Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The Fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund's exposure to stock market values, interest rates, or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk, and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


      - EQUITY RISK. Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company's financial condition and in overall market and economic conditions. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.


      - FOREIGN INVESTING AND EMERGING MARKETS RISK. The value of the Fund's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.


      - ILLIQUID AND RESTRICTED SECURITIES RISK. The Fund may invest in illiquid and restricted securities. Illiquid securities are securities that the Fund cannot sell on an open market. This means that the Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.



      - INFORMATION RISK. The risk that key information about a security is inaccurate or unavailable.



      - INTEREST RATE RISK. When interest rates decline, the value of the Fund's debt securities generally will rise. Conversely, when interest rates rise, the value of the Fund's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.


      - ISSUER-SPECIFIC RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company's securities.

      - LARGE-CAPITALIZATION RISK. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.


      - LENDING RISK. The Fund may lend portfolio securities with a value of up to 331/3% of the Fund's total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.



      - LEVERAGE RISK. The risk associated with securities or practices (E.G., borrowing) that multiply small price movements into large changes in value.



      - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.



      - MARKET RISK. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.



      - MERGER RISK. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser's assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund's holding period. The Fund's return also could be adversely impacted to the extent that the Adviser's strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.



      - NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a non-diversified mutual fund, more of the Fund's assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund's shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The use of such a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.



      - OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.



      - POLITICAL RISK. The risk of losses directly attributable to government or political actions.


      - PORTFOLIO MANAGEMENT RISK. The risk that the strategies used by the Adviser and its securities selections fail to produce the intended result.

      - PORTFOLIO TURNOVER RISK. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.


      - REPURCHASE AGREEMENTS RISK. The Fund may enter into repurchase agreements under which the Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the security at the desired time.

      - SECURITY RISK. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company's financial condition as well as overall market and economic conditions.

      - SHORT SALE RISK. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.


      - SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.


      - SPECIAL SITUATIONS RISK. The Fund may use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.

      - UNSEASONED COMPANIES RISK. The Fund may invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

      - VALUATION RISK. The risk that the Fund has valued certain securities higher than it can sell them for.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (the "SAI").


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.



As compensation for its services and related expenses borne by the Adviser, the Fund will pay to the Adviser a monthly fee at the annual rate of 0.935% of the Fund's average daily net asset value on the first $1 billion; 0.910% on the next $1 billion; 0.8850% on the next $3 billion; 0.860% on the next $5 billion; and 0.835% thereafter. Class AAA Shares of the Fund were initially issued on March 1, 2010.

A discussion regarding the basis for the decision by the Board to approve the investment advisory agreement with the Adviser is available in the Fund's annual report for the fiscal year ended October 31, 2007.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.


The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by him, and his ownership of securities in the funds he manages.


REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds.The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.



                                INDEX DESCRIPTION


S&P 500 INDEX


The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in the S&P 500 Index.



                               PURCHASE OF SHARES



You can purchase the Fund's shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where Gabelli & Company, Inc., the Fund's distributor

(the "Distributor") has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.



      - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Gabelli Enterprise Mergers and Acquisitions Fund" to:



            BY MAIL                                    BY PERSONAL DELIVERY
            THE GABELLI FUNDS                          THE GABELLI FUNDS
            P.O. BOX 8308                              C/O BFDS
            BOSTON, MA 02266-8308                      30 DAN ROAD
                                                       CANTON, MA 02021-2809



You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.



      - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:



                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
              RE: GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]



If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), will not charge you for receiving wire transfers.



SHARE PRICE. The Fund sells its shares based on the net asset value per share ("NAV") next determined after the time as of which the Fund receives your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.



MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans.



There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.



RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRAs, "Roth" IRAs, SEP IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.



TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.



GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a seperate Prospectus. Except for differences attributable to these arrangements the shares of all Classes are substantially the same.



CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.



RULE 12B-1 PLAN. The Fund has adopted a distribution plan under Rule 12b-1 (the "Plan") for Class AAA Shares of the Fund. Under this Plan, the Fund may use its assets to finance activities relating to the sale of its Class AAA Shares and the provision of certain shareholder services.



                                              CLASS AAA
                                              ---------
Service Fees                                    0.25%



This is an annual rate based on the value of the Class AAA Shares' average daily net assets. Because the Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an applicable affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.


Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.


The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.


                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of NAV.



The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.



While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.



You may redeem shares through the Distributor or directly from the Fund through the Fund's Transfer Agent:



      - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter.You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

      - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchanges of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.



            1. Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.



            2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.



      - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV).You will be notified in writing if the Fund initiates such action and it will allow 30 days for you to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.


REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in the best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554).You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:

            - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

            - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

            - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange; o you may realize a taxable gain or loss;

            - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

            - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares through the Distributor, directly from the Fund's Transfer Agent, or through a registered broker-dealer.


      - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      -     EXCHANGE BY MAIL. You may send a written request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com.You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The Fund's NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m.,

Eastern Time. The NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.


Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION


The Fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.


Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401(k) plan). Distributions derived from net investment income (including the excess of net short-term capital gain over net long-term capital loss) are generally taxable at ordinary income rates, except that under current law the Fund's dividends attributable to "qualified dividend income" (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Fund shares on which the dividends were paid. Distributions of net gains from investments that the Fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011.


Any gain an individual shareholder recognizes on a redemption of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate described above, provided such shares are held as capital assets. If you purchase shares of the Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.


If you receive more than $10 annually in taxable distributions from the Fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Fund.


                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at WWW.GABELLI.COM. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the annual report, which is available upon request. As of March 1, 2010, Class AAA Shares were not issued, and therefore no previous financial history is available as of that date. Financial Highlights from the Class A Shares have been included instead as the information would be substantially the same for the Class AAA Shares since such shares are invested in the same portfolio of securities as the Class A Shares. The annual returns for each class would differ only to the extent that the classes do not have the same expenses. The actual performance for the Class AAA Shares would have been higher than the Class A Shares due to the sales charge and higher fees and expenses associated with the Class A Shares.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
FINANCIAL HIGHLIGHTS



Selected data for a share of capital stock outstanding throughout each period:



                                    INCOME
                          FROM INVESTMENT OPERATIONS                 DISTRIBUTIONS
                     ------------------------------------ ------------------------------------
                                     NET
                                   REALIZED                                                                 NET
           NET ASSET                 AND         TOTAL                   NET                              ASSETS,         NET ASSET
  PERIOD    VALUE,      NET       UNREALIZED      FROM       NET      REALIZED                            VALUE,            END OF
  ENDED    BEGINNING INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT   GAIN ON       TOTAL     REDEMPTION END OF   TOTAL    PERIOD
OCTOBER 31 OF PERIOD INCOME(A)   INVESTMENTS   OPERATIONS   INCOME   INVESTMENTS DISTRIBUTIONS  FEES(A)   PERIOD  RETURN+ (IN 000'S)
---------- --------- ---------- -------------- ---------- ---------- ----------- ------------- ---------- ------- ------- ----------
CLASS A
 2009      $    8.66 $     0.05 $        1.16  $    1.21         --  $    (0.74) $      (0.74)   $0.00    $  9.13  16.09% $   71,935
 2008          13.17       0.02         (3.64)     (3.62)        --       (0.89)        (0.89)    0.00(d)    8.66 (29.16)    111,249
 2007          12.75       0.09          1.18       1.27  $   (0.26)      (0.59)        (0.85)    0.00(d)   13.17  10.52     401,709
 2006          11.62       0.23          1.43       1.66      (0.11)      (0.42)        (0.53)    0.00(d)   12.75  14.73     289,464
 2005          11.26       0.05          0.70       0.75         --       (0.39)        (0.39)    0.00(d)   11.62   6.77     186,769

                    RATIOS TO AVERAGE NET ASSETS/
                          SUPPLEMENTAL DATA
            ---------------------------------------------
                         OPERATING   OPERATING
                         EXPENSES     EXPENSES
                            NET        BEFORE
                        OF WAIVERS/   WAIVERS/
  PERIOD       NET      REIMBURSE-   REIMBURS-  PORTFOLIO
  ENDED     INVESTMENT    MENTS/       MENTS/   TURNOVER
OCTOBER 31  INCOME(B)  REDUCTIONS(C) REDUCTIONS   RATE
----------  ---------- ------------- ---------- ---------
CLASS A
 2009          0.59%     1.74%(e)(f)    1.74%       97%
 2008          0.16      1.86(e)(f)     1.86       130
 2007          0.68      1.70           1.70       216
 2006          1.84      1.66           1.66       227
 2005          0.42      1.71           1.71       183


---------


+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charge.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b) Net investment income ratios do not include a reduction for fees paid indirectly. Including such reduction for fees paid indirectly, the net investment income ratios for the years ended October 31, 2007, 2006, and 2005 would have been 0.72%, 1.87%, and 0.47% (Class A). For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the year ended October 31, 2009 there were no fees paid indirectly.



(c) The operating expense ratios do not include a reduction of expense for fees paid indirectly. Including such reduction for fees paid indirectly, the expense ratios for the years ended October 2007, 2006, and 2005 would have been 1.66%, 1.63%, and 1.66% (Class A). For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the year ended October 31, 2009 there were no fees paid indirectly.



(d)   Amount represents less than $0.005 per share.



(e) The Fund incurred interest expense during the year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A). For the year ended October 31, 2009, the effect of interest expense was minimal.



(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the years ended October 31, 2009 and October 31, 2008, the effect of the custodian fee credits was minimal. For the year ended October 31, 2009, the effect of the advisory fee reduction on unsupervised assets was minimal.

                    This Page Was Left Blank Intentionally .

                    This Page Was Left Blank Intentionally .

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the 1940 Act. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission.They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND


                                CLASS AAA SHARES


FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

 You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone,
                          or the internet as follows:
                Gabelli Enterprise Mergers and Acquisitions Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

-     Free from the Fund's website at www.gabelli.com.

- For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

-     Free from the EDGAR Database on the SEC `s website at www.sec.gov.

(Investment Company Act File No. 811-22041)

                           GABELLI ENTERPRISE MERGERS
                              AND ACQUISITIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                (Net Asset Value per share may be obtained daily
                                   by calling
                          800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.


                                TABLE OF CONTENTS


SUMMARY OF THE FUND ..............................  2
INFORMATION ABOUT THE FUND'S
     INVESTMENT OBJECTIVE, INVESTMENT
     STRATEGIES, AND RELATED RISKS ...............  8
MANAGEMENT OF THE FUND ........................... 13
INDEX DESCRIPTION ................................ 15
CLASSES OF SHARES ................................ 15
PURCHASE OF SHARES ............................... 20
REDEMPTION OF SHARES ............................. 23
EXCHANGE OF SHARES ............................... 25
PRICING OF FUND SHARES ........................... 26
DIVIDENDS AND DISTRIBUTIONS ...................... 27
TAX INFORMATION .................................. 27
MAILINGS TO SHAREHOLDERS AND E-DELIVERY .......... 28
FINANCIAL HIGHLIGHTS. ............................ 28



GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND(THE "FUND")



A PORTFOLIO OF GABELLI 787 FUND, INC. (THE "CORPORATION")




CLASS                          TICKER SYMBOL
-----                          -------------
  A                              EMAAX
  B                              EMABX
  C                              EMACX
  Y                              EMAYX



PROSPECTUS
MARCH 1, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               SUMMARY OF THE FUND



                              INVESTMENT OBJECTIVE



The Fund seeks to provide capital appreciation.


FEES AND EXPENSES OF THE FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More Information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 15 of this Prospectus and in "Purchase and Pricing of Shares" on page 34 of the Fund's Statement of Additional Information ("SAI").



                                                                   CLASS A     CLASS B       CLASS C       CLASS Y
                                                                    SHARES     SHARES         SHARES        SHARES
                                                                   -------     ------        -------       -------
SHAREHOLDER FEES
     (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
     (as a percentage of offering price) ........................   5.75%        None          None          None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption or offering price,
     whichever is lower) ........................................   None         5.00%         1.00%         None
Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends (as percentage of amount invested) ...............   None         None          None          None
Redemption Fees (as a percentage of amount redeemed for
     shares held 7 days or less) payable to the Fund: ...........   2.00%        2.00%         2.00%         2.00%
Exchange Fee ....................................................   None         None          None          None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay
each year as a percentage of the value of your investment):
Management Fees .................................................   0.94%        0.94%         0.94%         0.94%
Distribution and Service (Rule 12b-1) Fees ......................   0.45%        1.00%         1.00%         None
Other Expenses ..................................................   0.35%        0.35%         0.35%         0.35%
                                                                   -----         ----          ----          ----
Total Annual Fund Operating Expenses ............................   1.74%        2.29%         2.29%         1.29%
                                                                   =====         ====          ====          ====



                                EXPENSE EXAMPLE



This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 YEAR          3 YEARS           5 YEARS          10 YEARS
                      ------          --------          --------         ---------
Class A Shares ....   $  742          $  1,091          $  1,464         $  2,509
Class B Shares ....   $  732          $  1,015          $  1,425         $  2,488
Class C Shares ....   $  332          $    715          $  1,225         $  2,626
Class Y Shares ....   $  131          $    409          $    708         $  1,556

You would pay the following expenses if you did not redeem your shares of the
Fund:



                          1 YEAR        3 YEARS          5 YEARS        10 YEARS
                          ------        -------          -------        --------
Class A Shares .......   $  742         $ 1,091          $ 1,464        $  2,509
Class B Shares .......   $  232         $   715          $ 1,225        $  2,488
Class C Shares .......   $  232         $   715          $ 1,225        $  2,626
Class Y Shares .......   $  131         $   409          $   708        $  1,556



                               PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.



                         PRINCIPAL INVESTMENT STRATEGIES



Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If Gabelli Funds, LLC (the "Adviser") determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company's securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.



The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.



The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in debt securities which are below investment grad ("junk bonds"). It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective.


In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund's investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser's assessment of the "private market value" of individual companies and the potential for an event or catalyst to occur that enhances a company's underlying value. The "private market value" of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser's assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser's estimate of its private market value or if the catalyst expected to happen fails to materialize. The Fund is non-diversified which means it can invest in a limited number of issuers.


                                 PRINCIPAL RISKS



YOU MAY WANT TO INVEST IN THE FUND IF:



      -     you are a long-term investor



      -     you seek both growth of capital and some income



      - you believe that the market will favor value over growth stocks over the long term



      -     you wish to include a value strategy



An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.



The principal risks presented by the Fund are:



      - CONVERTIBLE SECURITIES RISK. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.



      - CREDIT QUALITY RISK. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer's creditworthiness.



      - DERIVATIVES RISK. The Fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund's exposure to stock market values, interest rates, or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk, and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate, or index.



      - EQUITY RISK. Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company's financial condition and in overall market and economic conditions.



      - FOREIGN INVESTING AND EMERGING MARKETS RISK. The value of the Fund's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.



      - INTEREST RATE RISK. When interest rates decline, the value of the Fund's debt securities generally will rise. Conversely, when interest rates rise, the value of the Fund's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.


      - ISSUER-SPECIFIC RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company's securities.

      - LARGE-CAPITALIZATION RISK. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.


      - LIQUIDITY RISK. The risk that certain securities (particularly illiquid securities and restricted securities) may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.



      - MARKET RISK. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.



      - MERGER RISK. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser's assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund's holding period.



      - NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). As a non-diversified mutual fund, more of the Fund's assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund's shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.



      - PORTFOLIO MANAGEMENT RISK. The risk that the strategies used by the Adviser and its securities selections fail to produce the intended result.

      - PORTFOLIO TURNOVER RISK. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.



      - SECURITY RISK. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company's financial condition as well as overall market and economic conditions.



      - SHORT SALE RISK. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.



      - SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



      - SPECIAL SITUATIONS RISK. The Fund may use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.



                                   PERFORMANCE



The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since inception compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. This may be particularly true for the Fund since a different investment adviser was responsible for the management of the Fund prior to March 11, 2008. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.

                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
         (TOTAL RETURNS FOR CLASS A SHARES THE YEARS ENDED DECEMBER 31)


                                    (GRAPH)

2002    -3.3%
2003    15.5%
2004     6.3%
2005     4.6%
2006    15.2%
2007     2.2%
2008   -30.2%
2009    25.5%


Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown.



During the years shown in the bar chart, the highest return for a quarter was 19.12% (quarter ended June 30, 2009) and the lowest return for a quarter was (17.79)% (quarter ended December 31, 2008).



               AVERAGE ANNUAL TOTAL RETURNS                                                        SINCE
          (FOR THE YEARS ENDED DECEMBER 31, 2009)             PAST ONE YEAR    PAST FIVE YEARS   INCEPTION
-----------------------------------------------------------   -------------    ---------------   ---------
Gabelli Enterprise Mergers and Acquisitions Fund
  Class A Shares (first issued on 2/28/01)
      Return Before Taxes .................................        18.25%           1.31%          2.97%
      Return After Taxes on Distributions .................        18.14%          (0.18)%         1.85%
      Return After Taxes on Distributions and Sale of
      Fund Shares .........................................        12.03%           0.45%          2.01%
  Class B Shares (first issued on 2/28/01)
      Return Before Taxes .................................        24.84%           1.97%          3.10%
  Class C Shares (first issued on 2/28/01)
      Return Before Taxes .................................        24.78%           1.96%          3.10%
  Class Y Shares (first issued on 2/28/01)
      Return Before Taxes .................................        25.99%           2.98%          4.13%
Standard & Poor's ("S&P") 500 Index (reflects no
 deduction for fees, expenses or taxes) ...................        26.47%           0.42%          0.69%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.

                                   MANAGEMENT



THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer and Chief Investment Officer - Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since the Fund's inception on February 21, 2001.



                        PURCHASE AND SALE OF FUND SHARES



The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares are not available for new purchases or exchanges from Class B Shares of certain other Gabelli/GAMCO funds.



You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.



          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES



If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.



               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES, AND RELATED RISKS



The Fund's investment objective is to seek to provide capital appreciation. The investment objective is fundamental and may not be changed without shareholder approval.



Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company's securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.



The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S.

companies, but it also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.



The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in debt securities which are below investment grade ("junk bonds"). It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Fund will have a portfolio turnover rate of 150% or more.


In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund's investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser's assessment of the "private market value" of individual companies and the potential for an event or catalyst to occur that enhances a company's underlying value. The "private market value" of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser's assessment of their private market value.


In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser's estimate of its private market value or if the catalyst expected to happen fails to materialize.


The Fund is non-diversified which means it can invest in a limited number of issuers.


The Fund may use derivative instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that it will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate, or index. Options, futures contracts, and forwards are examples of derivatives.



For purposes of realizing additional income, the Fund may lend its portfolio securities to broker-dealers approved by the Corporation's Board of Directors (the "Board"). Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.



The Fund may engage in short sales. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The Fund generally will only engage in covered short sales. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) designates on the records of the Adviser, or with the Corporation's custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.


For temporary defensive purposes, the Fund may invest, without limit, in cash, money market instruments or high quality short term debt securities, including repurchase agreements. To the extent the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.


An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them. The principal risks presented by the Fund are:



      - CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.



      - CREDIT QUALITY RISK. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer's creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns.

            Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.


      - CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income.


      - DERIVATIVES RISK. Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The Fund's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund's exposure to stock market values, interest rates, or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk, and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate, or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.



      - EQUITY RISK. Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company's financial condition and in overall market and economic conditions. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.



      - FOREIGN INVESTING AND EMERGING MARKETS RISK. The value of the Fund's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.



      - ILLIQUID AND RESTRICTED SECURITIES RISK. The Fund may invest in illiquid and restricted securities. Illiquid securities are securities that the Fund cannot sell on an open market. This means that the Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.



      - INFORMATION RISK. The risk that key information about a security is inaccurate or unavailable.



      - INTEREST RATE RISK. When interest rates decline, the value of the Fund's debt securities generally will rise. Conversely, when interest rates rise, the value of the Fund's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.


      - ISSUER-SPECIFIC RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company's securities.

      - LARGE-CAPITALIZATION RISK. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.


      - LENDING RISK. The Fund may lend portfolio securities with a value of up to 33 1/3% of the Fund's total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.



      - LEVERAGE RISK. The risk associated with securities or practices (E.G., borrowing) that multiply small price movements into large changes in value.



      - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.



      - MARKET RISK. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.



      - MERGER RISK. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser's assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund's holding period. The Fund's return also could be adversely impacted to the extent that the Adviser's strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.



      - NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a non-diversified mutual fund, more of the Fund's assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund's shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The use of such a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.



      - OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.



      - POLITICAL RISK. The risk of losses directly attributable to government or political actions.


      - PORTFOLIO MANAGEMENT RISK. The risk that the strategies used by the Adviser and its securities selections fail to produce the intended result.

      - PORTFOLIO TURNOVER RISK. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.


      - REPURCHASE AGREEMENTS RISK. The Fund may enter into repurchase agreements under which the Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the security at the desired time.



      - SECURITY RISK. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company's financial condition as well as overall market and economic conditions.



      - SHORT SALE RISK. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.



      - SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.



      - SPECIAL SITUATIONS RISK. The Fund may use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.



      - UNSEASONED COMPANIES RISK. The Fund may invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.



      - VALUATION RISK. The risk that the Fund has valued certain securities higher than it can sell them for.



PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.



                             MANAGEMENT OF THE FUND



THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.



As compensation for its services and related expenses borne by the Adviser, for the fiscal year ended October 31, 2009, the Fund paid the Adviser a monthly fee at the annual rate of 0.935% of the Fund's aver-age daily net asset value on the first $1 billion; 0.910% on the next $1 billion; 0.8850% on the next $3 billion; 0.860% on the next $5 billion; and 0.835% thereafter.


A discussion regarding the basis for the decision by the Board to approve the investment advisory agreement with Gabelli Funds is available in the Fund's annual report for the fiscal year ended October 31, 2007.



EXPENSE LIMITATION AGREEMENT. In the interest of limiting the expenses of the Fund, until March 10, 2010, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive or limit its advisory fees and to assume other expenses so that the net annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business), are limited to the following respective expense ratios as a percentage of daily net assets: 1.90% for Class A Shares; 2.45% for Class B and Class C Shares; and 1.45% for Class Y Shares. The Adviser currently intends to discontinue these arrangements after March 10, 2010.



The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund's expense ratio and such reimbursements do not exceed the Fund's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped all eligible previous payments made, the Fund will be charged such lower expenses.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.



The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by him, and his ownership of securities in the funds he manages.



REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.


                               INDEX DESCRIPTION



S&P 500 INDEX



The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in the S&P 500 Index.



                               CLASSES OF SHARES



Four classes of the Fund's shares are offered in this prospectus -- Class A, Class B, Class C, and Class Y shares. Class AAA shares are offered in a separate prospectus. The Fund is not designed for market-timers, see the section entitled "Redemption of Shares." Each class of shares has different costs associated with buying, selling, and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.



No new investments or exchanges are allowed in Class B shares in the Fund, except through reinvestment of dividends or capital gains. Except as noted below, all subsequent investments through automatic investment plans will be directed into Class A shares at net asset value. Existing shareholders of Class B shares may continue to hold their Class B shares and reinvest dividends or capital gains into Class B shares. Existing Class B shareholders wishing to make subsequent purchases in the Fund's shares will be permitted to invest in other classes of the Fund, subject to that class' pricing structure and eligibility requirements, if any. In addition, for Class B shares outstanding, and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge ("CDSC") schedule, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form.


The table that follows summarizes the differences among the classes of shares.

      - A "front-end sales load", or sales charge, is a one-time fee charged at the time of purchase of shares.


      -     A CDSC is a one-time fee charged at the time of redemption.


      - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

      -     the length of time you plan to hold the shares;

      - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;

      - whether you qualify for a reduction or waiver of the Class A sales charge;


      - whether you qualify to purchase Class Y Shares (direct institutional purchases of $1,000,000 or more); and


      -     new investments in Class B Shares are no longer available.

                          CLASS A SHARES                  CLASS B SHARES               CLASS C SHARES             CLASS Y SHARES
                     ------------------------------  ---------------------------  ---------------------------  ---------------------
Front End Sales      Yes. The percentage declines    No.                          No.                          No.
Load?                as the amount invested
                     increases.

Contingent Deferred  No, except for shares redeemed  Yes, for shares redeemed     Yes, for shares redeemed     No.
Sales Charge?        within eigh- teen months after  within sev- enty-two months  within twelve months after
                     pur- chase as part of an        after purchase. Declines     purchase.
                     investment greater than $1      over time.
                     million if no front-end sales
                     charge was paid at the time of
                     purchase.
                                                                                                               None.
Rule 12b-1 Fees      0.45%                           1.00%                        1.00%

Convertible to       No.                             Yes. Automatically con-      No.                          No.
Another Class?                                       verts to Class A Shares
                                                     approximately ninety-six
                                                     months after purchase.

Fund Expense Levels  Lower annual expenses than      Higher annual expenses       Higher annual expenses than  Lower annual expenses
                     Class B or Class C Shares.      than Class A Shares and      Class A Shares and Class Y   than Class A, Class
                     Higher annual expenses than     Class Y Shares.              Shares.                      B, or Class C Shares.
                     Class Y Shares.



The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund's shares are also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").



                        IF YOU                                                        THEN YOU SHOULD CONSIDER
--------------------------------------------------------------             ---------------------------------------------------------
-    qualify for a reduced or waived front-end sales load                  purchasing Class A Shares instead of Class C Shares

-    do not qualify for a reduced or waived front-end sales                purchasing Class C Shares instead of Class A Shares
     load and intend to hold your shares for only a few years

-    do not qualify for a reduced or waived front-end sales                purchasing Class A Shares instead of Class C Shares
     load and intend to hold your shares indefinitely

-    are an eligible institution and wish to purchase at                   purchasing Class Y Shares
     least $1,000,000 worth of shares

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:


                                             SALES CHARGE       SALES CHARGE         REALLOWANCE
                                              AS % OF THE          AS % OF               TO
AMOUNT OF INVESTMENT                        OFFERING PRICE*    AMOUNT INVESTED     BROKER-DEALERS
---------------------------------------     ---------------    ---------------    ----------------
Under $50,000                                    5.75%              6.10%               5.00%
$50,000 but under $ 100,000                      4.75%              4.99%               4.00%
$100,000 but under $ 250,000                     3.75%              3.90%               3.00%
$250,000 but under $ 500,000                     2.75%              2.83%               2.25%
$500,000 but under $1 million                    2.00%              2.04%               1.75%
$1 million but under $2 million                  0.00%**            0.00%               1.00%
$2 million but under $5 million                  0.00%**            0.00%               0.50%
$5 million or more                               0.00%**            0.00%               0.25%


---------------
*     Includes front-end sales load.

** Subject to a 1.00% CDSC for eighteen months after purchase if no front-end sales charge was paid at time of purchase.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts.The Fund uses the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.


LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of the

Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value per share ("NAV"). For more information on the Letter, call your broker.


REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account.You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:


      -     all of your accounts at the Fund or a broker;

      -     any account of yours at another broker; and

      - accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.


INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon, Boston Financial Data Services, Inc. ("BFDS"), State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PNC Global Investment Servicing (U.S.) Inc., (formerly PFPC Inc.) and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401K Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

      - Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

      - Class B Shares within approximately seventy-two months of buying them; or

      -     Class C Shares within approximately twelve months of buying them.


The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.


                                            CLASS B SHARES
YEARS SINCE PURCHASE                             CDSC
---------------------------------------     ---------------
First                                            5.00%
Second                                           4.00%
Third                                            3.00%
Fourth                                           3.00%
Fifth                                            2.00%
Sixth                                            1.00%
Seventh and thereafter                           0.00%


The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of the Fund.


You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

      - redemptions and distributions from retirement plans made after the death or disability of a shareholder;

      - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

      -     involuntary redemptions made by the Fund;

      - a distribution from a tax-deferred retirement plan after your retirement; and

      - returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE -- CLASS B SHARES:

      - Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

      - After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      - If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.


The Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.



                               PURCHASE OF SHARES



You can purchase the Fund's shares on any Business Day. You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Fund's distributor. In addition, certain investors who qualify may purchase Class Y Shares of the Fund directly from the Distributor.



Presently, Class B Shares may only be acquired through reinvestment of dividends or capital gains.


The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.



      - BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.


            BY MAIL                                   BY PERSONAL DELIVERY
            THE GABELLI FUNDS                         THE GABELLI FUNDS
            P.O. BOX 8308                             C/O BFDS
            BOSTON, MA 02266-8308                     30 DAN ROAD
                                                      CANTON, MA 02021-2809


      - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
              RE: GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
                               ACCOUNT #
                                        ----------
                         ACCOUNT OF [REGISTERED OWNERS]


If you are making an initial purchase of Class Y Shares, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares-Sales Charge-Class A Shares".

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A Shares, Class B Shares, and Class C Shares" regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class Y Shares must be at least $1,000,000. The minimum initial investment for Class Y Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuent to a separate Prospectus. Except for differences attributable to these arrangements the shares of all Classes are substantially the same.


CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.


RULE 12B-1 PLAN. The Fund has adopted distribution plans under Rule 12b-1 (the "Plans") for Class A, Class B, and Class C Shares of the Fund (each a "Plan"). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services.



For the Class A, Class B, and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:



                                            CLASS A     CLASS B      CLASS C
                                            -------     -------      -------
Service Fees                                 0.25%       0.25%        0.25%
Distribution Fees                            0.20%       0.75%        0.75%



These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an applicable affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.


The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.


Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.



The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.



ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.



TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges" or a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.


You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.


The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C, and Class Y Shares that are redeemed or exchanged within seven days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.


In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number.You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.



      - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV).You will be notified in writing if the Fund initiates such action and it will allow 30 days for you to increase the value of your account to at least $1,000.


REINSTATEMENT PRIVILEGE. A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, within 30 days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.


REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in the best interest not to pay redemption proceeds in cash.


                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. In effecting an exchange:


      - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

      - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

      - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

      -     you may realize a taxable gain or loss;

      - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

      - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares through a registered broker-dealer, bank, or other financial intermediary, by telephone, by mail, or over the Internet.


      - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      -     EXCHANGE BY MAIL. You may send a written request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com.You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The Fund's NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.


Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund.You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares.


                                 TAX INFORMATION


The Fund intends to meet all requirements of the Code necessary to continue to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.


Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401(k) plan). Distributions derived from net investment income (including the excess of net short-term capital gain over net long-term capital loss) are generally taxable at ordinary income rates, except that under current law the Fund's dividends attributable to "qualified dividend income" (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Fund shares on which the dividends were paid. Distributions of net gains from investments that the Fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011.


Any gain an individual shareholder recognizes on a redemption of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate described above, provided such shares are held as capital assets. If you purchase shares of the Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.


If you receive more than $10 annually in taxable distributions from the Fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Fund.



                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY



In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at WWW.GABELLI.COM. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of fund documents, if available.


                              FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years of the Fund's Class A, Class B, Class C, and Class Y Shares. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
FINANCIAL HIGHLIGHTS



Selected data for a share of capital stock outstanding throughout each period:



                                         INCOME
                               FROM INVESTMENT OPERATIONS                     DISTRIBUTIONS
                         --------------------------------------  --------------------------------------
                                           NET
                                        REALIZED                                                                      NET
              NET ASSET       NET         AND           TOTAL                   NET                                  ASSET
               VALUE,    INVESTMENT    UNREALIZED       FROM        NET       REALIZED                               VALUE,
PERIOD ENDED  BEGINNING    INCOME    GAIN (LOSS) ON  INVESTMENT  INVESTMENT    GAIN ON        TOTAL      REDEMPTION  END OF   TOTAL
OCTOBER 31    OF PERIOD   (LOSS)(A)    INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS    FEES(A)   PERIOD  RETURN+
------------  ---------  ----------  --------------  ----------  ----------  -----------  -------------  ----------  ------  -------
CLASS A
 2009         $    8.66  $  0.05     $        1.16   $    1.21          --   $    (0.74)  $      (0.74)  $  0.00(d)  $ 9.13   16.09%
 2008             13.17     0.02             (3.64)      (3.62)         --        (0.89)         (0.89)     0.00(d)    8.66  (29.16)
 2007             12.75     0.09              1.18        1.27   $   (0.26)       (0.59)         (0.85)     0.00(d)   13.17   10.52
 2006             11.62     0.23              1.43        1.66       (0.11)       (0.42)         (0.53)     0.00(d)   12.75   14.73
 2005             11.26     0.05              0.70        0.75          --        (0.39)         (0.39)     0.00(d)   11.62    6.77
CLASS B
 2009         $    8.35  $  0.01     $        1.10   $    1.11          --   $    (0.74)  $      (0.74)  $  0.00(d)  $ 8.72   15.43%
 2008             12.79    (0.04)            (3.51)      (3.55)         --        (0.89)         (0.89)     0.00(d)    8.35  (29.53)
 2007             12.39     0.04              1.14        1.18   $   (0.19)       (0.59)         (0.78)       --      12.79    9.96
 2006             11.31     0.15              1.39        1.54       (0.04)       (0.42)         (0.46)     0.00(d)   12.39   14.02
 2005             11.03    (0.01)             0.68        0.67          --        (0.39)         (0.39)     0.00(d)   11.31    6.17
CLASS C
 2009         $    8.35  $  0.00(d ) $        1.11   $    1.11          --   $    (0.74)  $      (0.74)  $  0.00(d)  $ 8.72   15.43%
 2008             12.80    (0.04)            (3.52)      (3.56)         --        (0.89)         (0.89)     0.00(d)    8.35  (29.55)
 2007             12.40     0.03              1.15        1.18   $   (0.19)       (0.59)         (0.78)     0.00(d)   12.80    9.96
 2006             11.31     0.15              1.40        1.55       (0.04)       (0.42)         (0.46)     0.00(d)   12.40   14.11
 2005             11.03    (0.01)             0.68        0.67          --        (0.39)         (0.39)     0.00(d)   11.31    6.17
CLASS Y
 2009         $    8.87  $  0.09     $        1.20   $    1.29          --   $    (0.74)  $      (0.74)  $  0.00(d)  $ 9.42   16.64%
 2008             13.48     0.07             (3.73)      (3.66)         --        (0.95)         (0.95)     0.00(d)    8.87  (28.88)
 2007             13.04     0.16              1.20        1.36   $   (0.33)       (0.59)         (0.92)     0.00(d)   13.48   11.01
 2006             11.88     0.29              1.45        1.74       (0.16)       (0.42)         (0.58)     0.00(d)   13.04   15.23
 2005             11.45     0.11              0.71        0.82          --        (0.39)         (0.39)       --      11.88    7.28



                                      RATIOS TO AVERAGE NET ASSETS/
                                            SUPPLEMENTAL DATA
                             -------------------------------------------------
                                            OPERATING    OPERATING
                                            EXPENSES     EXPENSES
                                              NET         BEFORE
                NET ASSETS,      NET       OF WAIVERS/    WAIVERS/
                  END OF     INVESTMENT     REIMBURSE-   REIMBURSE-  PORTFOLIO
PERIOD ENDED      PERIOD       INCOME         MENTS/       MENTS/     TURNOVER
OCTOBER 31      (IN 000'S)    (LOSS)(B)   REDUCTIONS(C)  REDUCTIONS     RATE
------------    -----------  -----------  -------------  ----------  ---------
CLASS A
 2009           $    71,935      0.59%      1.74%(e)(f)     1.74%       97%
 2008               111,249      0.16       1.86(e)(f)      1.86       130
 2007               401,709      0.68       1.70            1.70       216
 2006               289,464      1.84       1.66            1.66       227
 2005               186,769      0.42       1.71            1.71       183
CLASS B
 2009           $    16,280      0.08%      2.29%(e)(f)     2.29%       97%
 2008                22,641     (0.37)      2.41(e)(f)      2.41       130
 2007                48,688      0.25       2.25            2.25       216
 2006                53,665      1.27       2.21            2.21       227
 2005                49,896     (0.13)      2.26            2.26       183
CLASS C
 2009           $    50,096      0.02%      2.29%(e)(f)     2.29%       97%
 2008                62,243     (0.37)      2.41(e)(f)      2.41       130
 2007               176,766      0.16       2.25            2.25       216
 2006               143,711      1.28       2.21            2.21       227
 2005               100,671     (0.13)      2.26            2.26       183
CLASS Y
 2009           $    21,833      1.05%      1.29%(e)(f)     1.29%       97%
 2008                28,768      0.63       1.41(e)(f)      1.41       130
 2007               106,487      1.15       1.25            1.25       216
 2006                81,816      2.34       1.21            1.21       227
 2005                37,489      0.87       1.26            1.26       183



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b) Net investment income (loss) ratios do not include a reduction for fees paid indirectly. Including such reduction for fees paid indirectly, the net investment income (loss) ratios for the years ended October 31, 2007, 2006, and 2005 would have been 0.72%, 1.87%, and 0.47% (Class A), 0.29%,
      1.30%, and (0.08)% (Class B), 0.20%, 1.31%, and (0.08)% (Class C), and
      1.19%, 2.38%, and 0.92% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the year ended October 31, 2009 there were no fees paid indirectly.



(c) The operating expense ratios do not include a reduction of expense for fees paid indirectly. Including such reduction for fees paid indirectly, the expense ratios for the years ended October 2007, 2006, and 2005 would have been 1.66%, 1.63%, and 1.66% (Class A), 2.21%, 2.18%, and 2.21%
      (Class B and Class C), and 1.21%, 1.18%, and 1.21% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the year ended October 31, 2009 there were no fees paid indirectly.



(d)   Amount represents less than $0.005 per share.



(e) The Fund incurred interest expense during the year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A), 2.34% (Class B and Class C), and 1.34% (Class Y), respectively. For the year ended October 31, 2009, the effect of interest expense was minimal.



(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the years ended October 31, 2009 and October 31, 2008, the effect of the custodian fee credits was minimal. For the year ended October 31, 2009, the effect of the advisory fee reduction on unsupervised assets was minimal.

                    This Page Was Left Blank Intentionally.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the 1940 Act. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission.They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

                           CLASS A, B, C, AND Y SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

    You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone,
                          or the internet as follows:
                Gabelli Enterprise Mergers and Acquisitions Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com


You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:


-     Free from the Fund's website at www.gabelli.com.


- For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.


-     Free from the EDGAR Database on the SEC 's website at www.sec.gov.

(Investment Company Act File No. 811-22041)

                             GABELLI 787 FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2010


                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Enterprise Mergers and Acquisitions Fund (the "Fund"), the only series of Gabelli 787 Fund, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class Y Shares, and Class AAA Shares, each dated March 1, 2010. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus, or the Fund's annual report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com


CLASS       TICKER SYMBOL
---------   -------------

AAA            EAAAX
A              EMAAX
B              EMABX
C              EMACX
Y              EMAYX


                                TABLE OF CONTENTS


GENERAL INFORMATION..........................      2
INVESTMENT STRATEGIES AND RISKS..............      2
INVESTMENT RESTRICTIONS......................     17
PORTFOLIO HOLDINGS INFORMATION...............     18
DIRECTORS AND OFFICERS.......................     19
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...     22
INVESTMENT ADVISORY AND OTHER SERVICES.......     23
THE DISTRIBUTOR..............................     28
DISTRIBUTION PLANS...........................     28
PORTFOLIO TRANSACTIONS AND BROKERAGE.........     31
PURCHASE AND PRICING OF SHARES...............     33
REDEMPTION OF SHARES.........................     35
DETERMINATION OF NET ASSET VALUE.............     35
DIVIDENDS, DISTRIBUTIONS, AND TAXES..........     36
DESCRIPTION OF THE FUND'S SHARES.............     39
FINANCIAL STATEMENTS.........................     40
APPENDIX A...................................    A-1

GENERAL INFORMATION

The Corporation is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation was incorporated in Maryland on March 26, 2007.


The Corporation currently consists of one fund -- the Gabelli Enterprise Mergers and Acquisitions Fund (the "Fund"). The Fund was formed on February 28, 2001, as a series of The Enterprise Group of Funds, Inc. and conducted business as a series of that corporation until September 20, 2007. On that date, the Fund reorganized into a newly-created series of the Corporation with the same name, investment objective, investment policies and investment restrictions. On July 8, 2008, the Board of Directors of the Corporation (the "Board") changed the Fund's name to Gabelli Enterprise Mergers and Acquisitions Fund. On November 17, 2009, the Board changed the Corporation's name to Gabelli 787 Fund, Inc. The information in the Prospectuses and this SAI regarding the Fund relating to periods prior to September 20, 2007, reflect the operations of the Fund while it was a series of The Enterprise Group of Funds, Inc. The Board is permitted to create additional funds. The assets of the Corporation received for the issue or sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund shall be charged with the liabilities and expenses attributable to the Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Corporation shall be allocated between or among any one or more of its classes.


Each class of shares is offered under the Corporation's multi-class distribution system, which is designed to allow promotion of investments in the Corporation through alternative distribution channels. Class B shares are no longer available for new investments, except through reinvestment of dividends or capital gains and as otherwise set forth in the Class A, B, C, Y Shares Prospectus. Under the Corporation's multi-class distribution system, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses"; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as "Class Expenses" by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class AAA, Class A, B, and C shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

Gabelli Funds, LLC is the Fund's investment adviser ("Gabelli Funds" or the "Adviser") and Gabelli & Company, Inc. is the Fund's distributor ("Gabelli & Company" or the "Distributor").

INVESTMENT STRATEGIES AND RISKS

The Fund invests primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months.

Under normal circumstances, at least 65% of the net asset value ("NAV") of the Fund will be invested in equity securities. The Fund invests in securities that are traded on national securities exchanges and in the over-the-counter market. The Fund may invest its assets in foreign securities including those listed on a domestic or foreign securities exchange and including American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). The Fund is non-diversified as that term is defined in the 1940 Act.

The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Adviser's assessment of their "private market value." Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the Fund's principal investment strategies discussed in the Prospectuses, the Fund may engage in other types of investment strategies as further described below. The Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices, except where otherwise prohibited by law or the Fund's own investment restrictions.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. Certain collateral may be difficult to locate in the event of default and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. If the Fund purchases asset-backed securities that are "subordinated" to other interests in the same pool of assets, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

BONDS. The Fund may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

BRADY BONDS. The Fund may invest in Brady Bonds, which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to the Fund.

CREDIT RATINGS. Moody's Investors Service, Inc's ("Moody's"), Standard & Poor's Corporation's ("S&P") and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody's and S&P is included in Appendix A to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal, and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate, and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability, and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation, and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party.

CREDIT AND LIQUIDITY ENHANCEMENTS. The Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the Fund to use them when the Fund wishes to do so.

DEPOSITARY RECEIPTS. The Fund may invest in portfolio Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs, Global Depositary Receipts ("GDRs"), EDRs and other types of depositary receipts (which, together with ADRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of the Fund's investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

EQUITY SECURITIES. The Fund may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures, or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

 The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and promote economic recovery. The measures have included various programs to stimulate the economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful and therefore there is no guarantee that the financial markets or stock and bond values will stabilize in the near future.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Fund may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

FOREIGN CURRENCY. The Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income. In addition, although a portion of the Fund's investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. The Fund may also invest in the following types of foreign currency transactions:

      FORWARD FOREIGN CURRENCY TRANSACTIONS. The Fund also may invest in forward foreign currency exchange contracts ("forward contract"). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts will include, but not be limited to, the following situations.

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Fund's Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS, AND OPTIONS ON FUTURES. The Fund may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. The Fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts, and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Fund will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the put, it segregates either on its records or with the Fund's custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered "covered" only if the Fund segregates either on its records or with the Fund's custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

      OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. The Fund may invest in over-the-counter options on foreign currency transactions. The Fund may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund may only enter into forward contracts on currencies in the over-the-counter market. The Adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The Fund may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund will not speculate in foreign currency options, futures, or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

FOREIGN SECURITIES. The Fund also may invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Canadian Time Deposits, Depositary Receipts, Eurodollar and Yankee Dollar Obligations, and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts, and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Based on investment policies of the Fund it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions for U.S. federal income tax purposes with respect to any withholding taxes on dividend or interest payments by foreign taxing authorities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks, and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. See "Emerging Market Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

      EMERGING MARKET SECURITIES. The Fund may invest up to 5% of its net assets in emerging market securities. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

      EASTERN EUROPEAN AND RUSSIAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the Fund's investments in Eastern Europe would not be expropriated, nationalized, or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence, or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

      PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political, and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and, social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious, and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

      CHINA COMPANIES. Investing in China, Hong Kong, and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies, or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation;
(h) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars;
(i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong, and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong, and Taiwan is subject to certain political risks. Following the establishment of the People's Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China's predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan's economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong's autonomy and its economic, political, and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

FORWARD COMMITMENTS, WHEN-ISSUED, AND DELAYED DELIVERY SECURITIES. The Fund may invest in forward commitments, when-issued, and delayed delivery securities. Forward commitments, including "TBA" (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, when-issued, or delayed delivery basis it does not pay for the securities until they are received, and the Fund is required to designate the segregation, either on the records of the Adviser or with the Corporation's custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments, when-issued or delayed delivery commitments, or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

The Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although the Fund does not intend to make such purchases for speculative purposes and intend to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. The Fund may invest in illiquid securities or non-publicly traded securities. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Fund's Adviser on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, the Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INSURED BANK OBLIGATIONS. The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the limit for illiquid investments for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

INVESTMENT COMPANY SECURITIES. The Fund may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      PASSIVE FOREIGN INVESTMENT COMPANIES. Passive foreign investment companies ("PFICs") have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.


INVESTMENT GRADE SECURITIES. The Fund may invest in investment grade securities. Investment grade securities are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.


MASTER DEMAND NOTES. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the Adviser, subject to the overall review of the Fund's Directors, monitors the financial condition of the issuers to evaluate their ability to repay the notes.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-backed and mortgage-related securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies, or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers' credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. Moreover, the risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs can also be in the form of "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offering Rate") and the 11th District cost of funds index (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse

Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

MUNICIPAL SECURITIES. The Fund may invest in municipal securities ("municipals"), which are debt obligations issued by or on behalf of local and state governments, territories and possessions of the U.S., including the District of Columbia, and their political sub-divisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and swap transactions. The Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the Fund are described below.

The Fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the Fund is incorrect in its judgment on market values, interest rates, or other economic factors in using a Derivative Instrument or strategy, the Fund may have lower net income and a net loss on the investment.

      OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. The Fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. Similarly, the Fund may write call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

      OPTIONS ON SECURITIES INDICES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

      SECURITIES INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

      INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities issued by real estate investment trusts ("REITs"). Risks associated with investments in securities of REITs include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended ("Code"), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counter-parties believed by the Adviser to present minimum credit risks.

SECURITIES LOANS. The Fund may lend securities to brokers, dealers, or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on loaned securities. The Fund has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan, but the Fund's Adviser may attempt to terminate loans in time to vote those proxies the Adviser has determined are material to the Fund's interests. The Fund has the right to call each loan and obtain the securities on one standard settlement period's notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Fund will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on investment. If the collateral consists of a letter or credit or securities, the borrower will pay the Fund a loan premium fee. The Fund may participate in securities lending programs operated by financial institutions, which act as lending agents ("Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending the Fund's securities. Should the borrower of securities fail financially, the Fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Adviser, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds, or similar private investment vehicles.

SHORT SALES. The Fund may enter into a "short sale." A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. The Fund generally will only engage in covered short sales. In a covered short sale, the Fund either (1) enters into a "short sale" of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale "against the box"), or (2) designates on the records of the Adviser or with the Corporation's custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. For a short sale against the box, the Fund will designate the segregation, either on its records or with the Corporation's custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The Fund will endeavor to offset transaction costs associated with short sales with the income from the investment of the cash proceeds.

SHORT TERM INVESTMENTS. The Fund may invest in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which the Fund may invest include but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities, and repurchase agreements. The Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits, and foreign bank acceptances.


SMALL COMPANY SECURITIES. The Fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets, or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in this Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.


SWAPS. The Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Corporation's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a fund's borrowing restrictions. The Fund may enter into OTC swap transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (I.E., the "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies, or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while the Fund holds TIIS, the Fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxation -- Taxation of Fund Operations" below.

WARRANTS. The Fund may invest in warrants and similar securities. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON BONDS. The Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount "original issue discount" or "OID" and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such accrued amounts at least annually to its shareholders. See "Taxation -- Taxation of Fund Operations" below. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." High portfolio turnover may result from the strategies of the Adviser or when one Adviser replaces another, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in the Adviser's investment outlook or changes in the Adviser(s) managing the Fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Fund and its shareholders and increases realized gains and losses. The Fund's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may also vary greatly within a particular year. The sale of the Fund's securities may result in the recognition of capital gain or loss. Given the frequency of sales, any such net gain may be short-term capital gain, the distribution of which to the Fund's shareholders would, unlike long-term capital gain, be taxable as ordinary income.

The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in the Fund's investment portfolio were replaced once in a period of one year. During 2007, 2008, and 2009, the Fund's portfolio turnover rate was 216%, 130%, and 97%, respectively


INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Set forth below are each of the Fundamental restrictions adopted by the Fund.

      The Fund will not:

      (1) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Securities and Exchange Commission ("SEC") release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

      (2) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (3) Buy or sell physical commodities or contracts involving physical commodities. In accordance with the Fund's investment strategies as reflected in its Prospectuses and SAI, the Fund may purchase and sell (i) derivative, hedging, and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

      (4) Purchase any security if, as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

      (5) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (6) Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, repurchase agreements, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances, or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 4, the Fund relies on Bloomberg Economic Sectors Classification System in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply generally to the Fund, unless otherwise indicated but are non-fundamental. They may be changed for the Fund by the Board and without a vote of the Fund's shareholders.

      The Fund may not:

      (1) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (2) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of the Fund's assets would be invested in such securities.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Corporation and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Corporation and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer of the Corporation or those Directors who are not considered to be "interested persons" of the Corporation, as defined in the 1940 Act (the "Independent Directors"). These policies further provide that no officer of the Corporation or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

      (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Corporation;

      (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

      (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (5) To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Corporation and shall be reported to the Board at the next quarterly meeting; and

      (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm and legal counsel are set forth in this SAI. The Fund's proxy voting service is Broadridge Financial Solutions, Inc. Bowne provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Corporation that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Corporation, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Corporation any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Corporation's Chief Compliance Officer.

DIRECTORS AND OFFICERS

The Board has the responsibility for the overall management of the Corporation and the Fund, including general supervision and review of the Fund's investment activities and their conformity with Maryland law and the stated policies of the Fund. The Board elects the officers of the Corporation who are responsible for administering the Corporation's day-to-day operations. The Directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE DIRECTORS


                       POSITIONS      TERM OF OFFICE+                               NUMBER OF PORTFOLIOS
NAME, ADDRESS* AND     HELD WITH     AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX++     OTHER DIRECTORSHIPS
AGE                 THE CORPORATION       SERVED             PAST FIVE YEARS        OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
------------------  ---------------  ------------------  ------------------------   ---------------------  --------------------
                                                         INTERESTED DIRECTOR

Regina M. Pitaro**      Director           March         Managing Director and               1                    None
(55)                                  2008 to present    Director of GAMCO Asset
                                                         Management Inc.

                                                         INDEPENDENT DIRECTORS***



                                       TERM OF
                       POSITIONS     OFFICE+ AND                                  NUMBER OF PORTFOLIOS
NAME, ADDRESS*         HELD WITH      LENGTH OF         PRINCIPAL OCCUPATIONS       IN FUND COMPLEX++    OTHER DIRECTORSHIPS HELD BY
AND AGE             THE CORPORATION  TIME SERVED           PAST FIVE YEARS         OVERSEEN BY DIRECTOR           DIRECTOR
------------------  ---------------  -----------  ------------------------------  ---------------------  ---------------------------
Anthony J.             Director         From      President of the law firm of            34             None
Colavita                                March     Anthony J. Colavita P.C.
(74)                                   2008 to
                                       present

James P. Conn          Director          From     Former Managing Director and            18             None
(72)                                    March     Chief Investment Officer of
                                       2008 to    Financial Security Assurance
                                       present    Holdings Ltd. (1992-1998)
                                                  (insurance holding company)

Vincent D. Enright     Director          From     Retired -- Former Senior Vice           16             Director of Echo
(66)                                    March     President and Chief                                    Therapeutics, Inc.
                                       2008 to    Financial Officer of KeySpan                           (therapeutics and
                                       present    Energy Corp (1994-1998)                                diagnostics)
                                                  (public utility)

Arthur V. Ferrara      Director          From     Retired -- Former Chairman               8             None
(79)                                    March     & Chief Executive Officer,
                                       2008 to    Guardian Life Insurance
                                       present    Company of America (1993-1995)

Kuni Nakamura          Director         From      President of Advanced Polymer,          10             None
(41)                                     May      Inc.
                                       2008 to
                                       present

Salvatore J. Zizza     Director         From      Chairman of Zizza & Co. Ltd.            28             Director of Hollis Eden
(64)                                    March     (consulting)                                           Pharmaceuticals
                                       2008 to                                                           (biotechnology) and
                                       present                                                           Trans-Lux Corporation
                                                                                                         (business services)


----------

* Correspondence intended for each Director may be sent to One Corporate Center, Rye, New York 10580-1422.

**    Affiliated with the Fund's Adviser.

*** Directors who are not "interested persons" of the Corporation (as that term is defined in the 1940 Act).

+     Each Director serves until his or her resignation or retirement.

++ The Fund complex consists of funds advised by Gabelli Funds and its affiliates.

COMMITTEES OF THE BOARD

The Board has established three standing committees in connection with its governance of the Fund -- Audit, Nominating, and Proxy Voting. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters.

The Corporation's Audit Committee consists of three members: James P. Conn (chairman), Vincent D. Enright, and Salvatore J. Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 17, 2009. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Corporation's independent registered public accounting firm. During the fiscal year ended October 31, 2009, the Audit Committee met twice.

The Corporation's Nominating Committee consists of three members: Anthony J. Colavita (chairman), James P. Conn, and Arthur V. Ferrara, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Corporation does not have a standing compensation committee. Prior to March 11, 2008, this Committee was called the Nominating and Compensation Committee. During the fiscal year ended October 31, 2009, the Nominating Committee did not meet.

The Corporation's Proxy Voting Committee consists of three members: James P. Conn (chairman), Vincent D. Enright, and Salvatore J. Zizza, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. During the fiscal year ended October 31, 2009, the Proxy Voting Committee met twice.

COMPENSATION OF THE INDEPENDENT DIRECTORS


Effective March 11, 2008, each Independent Director receives an annual fee of $3,000 plus an additional $500 for each Board Meeting attended in person or by telephone. Directors are also reimbursed by the Corporation for travel and other out-of-pocket expenses, associated with attending Board or Committee meetings. The Corporation also pays each Independent Director serving as a member of the Audit, Nominating, and Proxy Voting Committees a fee of $500 per committee meeting and the Chairman of each committee receives a fee of $1,000 annually. The Board's Lead Director receives an additional annual fee of $1,000. The Interested Director of the Corporation does not receive any compensation from the Corporation. Additionally, Directors of the Corporation who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.


                           DIRECTOR COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2009


                                               TOTAL
                                            COMPENSATION
                         AGGREGATE          FROM FUND AND
                        COMPENSATION        FUND COMPLEX
DIRECTOR              FROM CORPORATION   PAID TO DIRECTORS*
-------------------   ----------------   ------------------
Regina M. Pitaro          $     0            $       0(1)
Anthony J. Colavita       $ 6,000            $ 263,438(35)
James P. Conn             $ 8,167            $ 132,000(17)
Vincent D. Enright        $ 6,625            $ 129,188(15)
Arthur V. Ferrara         $ 5,000            $  41,000(8)
Kuni Nakamura             $ 5,000            $  12,250(9)
Salvatore J. Zizza        $ 7,292            $ 199,250(27)


----------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers. The Directors do not receive any pension or retirement benefits from the Fund.


As of December 31, 2009, no Independent Director or members of his or her immediate family beneficially owned securities representing interests in the Adviser or Distributor of the Corporation, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Director's spouse, children residing in the Director's household and dependents of the Director.

DIRECTOR OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the Fund and in all funds in the aggregate within the same fund family overseen by the Director as of December 31, 2009.


                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                               SECURITIES IN ALL FUNDS OVERSEEN
                      DOLLAR RANGE OF EQUITY       BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR      SECURITIES IN THE FUND         INVESTMENT COMPANIES*
-------------------   ----------------------   ---------------------------------
                       INTERESTED DIRECTOR
Regina M. Pitaro          Over $100,000                Over $100,000
                       INDEPENDENT DIRECTOR
Anthony J. Colavita           None                     Over $100,000
James P. Conn                 None                     Over $100,000
Vincent D. Enright            None                     Over $100,000
Arthur V. Ferrara             None                     Over $100,000
Kuni Nakamura            $50,001-$100,000            $50,001-$100,000
Salvatore J. Zizza            None                     Over $100,000


----------

* This column reflects information regarding ownership of equity securities issued by funds in the Fund complex.

THE CORPORATION'S OFFICERS

No officer of the Corporation receives any compensation paid by the Corporation. Each officer of the Corporation is an employee of the Adviser or an affiliate thereof. The Corporation's principal officers are:


                              POSITIONS HELD        TERM OF OFFICE** AND LENGTH            PRINCIPAL OCCUPATIONS
NAME, ADDRESS* AND AGE     WITH THE CORPORATION            OF TIME SERVED                      PAST FIVE YEARS
----------------------   ------------------------   ---------------------------   -------------------------------------------
Bruce N. Alpert          President and Secretary         Since March 2008         Executive Vice President and Chief
(58)                                                                              Operating Officer of Gabelli Funds since
                                                                                  1988 and an officer of all of the
                                                                                  registered investment companies in the
                                                                                  Gabelli/GA MCO Funds complex; President and
                                                                                  Director of Teton Advisors, Inc. (formerly
                                                                                  Gabelli Advisers, Inc.) 1998 through 2008,
                                                                                  Chairman of Teton Advisors, Inc. since 2008;
                                                                                  Senior Vice President of GAMCO Investors, Inc.
                                                                                  since 2008.

Agnes Mullady                  Treasurer                 Since March 2008         Senior Vice President of GAMCO Investors,
(51)                                                                              Inc. since 2009; Vice President of Gabelli
                                                                                  Funds since 2007; Officer of all of the
                                                                                  registered investment companies in the
                                                                                  Gabelli/GAMCO Funds complex; Senior Vice
                                                                                  President of U.S. Trust Company, N.A. and
                                                                                  Treasurer and Chief Financial Officer of
                                                                                  Excelsior Funds from 2004 through 2005.

Peter D. Goldstein       Chief Compliance Officer        Since March 2008         Director of Regulatory Affairs at GAMCO
(56)                                                                              Investors, Inc. since 2004; Chief
                                                                                  Compliance Officer of all of the registered
                                                                                  investment companies in the Gabelli/GAMCO
                                                                                  Funds complex.


----------

*     The address for each officer is One Corporate Center, Rye, New York
      10580-1422.

**    Each officer is elected on an annual basis.

CODE OF ETHICS

The Fund, its Adviser, and Gabelli & Company have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services using the Proxy Guidelines, recommendations of Institutional Shareholder Services' Corporate Governance Services, Inc. ("ISS"), and its Corporate Governance Services, other third-party services and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2009. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES


As of February 10, 2010, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the
Fund:



NAME AND ADDRESS                              % OF CLASS   NATURE OF OWNERSHIP
-------------------------------------------   ----------   -------------------
Class A Citigroup Global Markets Inc              6.60%          Record
        House Account
        700 Red Brook Blvd
        Owings Mills, MD  21117-5154

        Merrill Lynch Pierce Fenner & Smith       5.18%          Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr  E # Fl 3
        Jacksonville, FL 32246-6484

Class B Merrill Lynch Pierce Fenner & Smith      14.65%          Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr  E # Fl 3
        Jacksonville, FL 32246-6484

        Morgan Stanley & Co                       6.11%          Record
        Harborside Financial Center
        Plaza Two 3rd Floor
        Jersey City, NJ 07311

Class C Merrill Lynch Pierce Fenner & Smith      25.31%+         Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr E # FL 3
        Jacksonville, FL 32246-6484

        Morgan Stanley & Co                       6.66%          Record
        Harborside Financial Center
        Plaza Two 3rd Floor
        Jersey City, NJ 07311

Class Y Charles Schwab & Co Inc                  42.39%+         Record
        Reinvest Account
        Attn Mutual Funds Dept
        101 Montgomery St
        San Francisco, CA 94104-4151

        Merrill Lynch Pierce Fenner & Smith      34.22%+         Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr E # FL 3
        Jacksonville, FL 32246-6484

        Regina Pitaro
        Greenwich, CT  06830-7073                 5.07%          Record


----------


+ Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.



As of February 10, 2010, the Directors and officers of the Corporation as a group, owned less than 1% of the outstanding shares of Class A, Class B, and Class C Shares of the Fund, and 5.07% of Class Y Shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER


The Adviser is a New York limited liability company which serves as an investment adviser to 17 open-end investment companies and 10 closed-end investment companies with aggregate assets in excess of $13.9 billion as of September 30, 2009. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO"), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments and as sub-adviser to certain third party investment funds, which include registered investment companies and had assets under management of approximately of $10.3 billion as of September 30, 2009. Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), an affiliate of the

Adviser, acts as investment adviser to The GAMCO Westwood Funds with assets under management of approximately $521 million as of September 30, 2009; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $291 million as of September 30, 2009; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $26 million as of September 30, 2009. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of September 30, 2009.



Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), which was approved by the shareholders of the Fund on March 7, 2008. Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Advisory Agreement, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities;
(iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund's registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of net asset value per share of each class in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated certain administrative duties to the sub-administrator as described below under "Administrator Services."

The cost of calculating the Fund's net asset value is an expense payable by the Fund pursuant to its Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. The Adviser, however, has agreed to provide, at no cost to the Fund, the calculation of the Fund's net asset value, through March 10, 2010, pursuant to the Expense Limitation Agreement (defined below).

The Advisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Advisory Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Advisory Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Advisory Agreement in no way restricts the Adviser from acting as adviser to others.

The Advisory Agreement was initially approved by the Board on July 31, 2007, and by fund shareholders, as noted above. By its terms, the Advisory Agreement will continue in effect for two years from its effective date (March 11, 2008) and may be continued in effect annually thereafter, provided each such annual continuance is specifically approved by the Board or by a "majority" (as defined in the 1940
Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

The Fund pays a fee to Gabelli Funds as described below for the investment advisory and administrative services it provides to the Fund. Gabelli Funds and the Corporation have also entered into an agreement to limit the expenses of the Fund ("Expense Limitation Agreement"), pursuant to which the Adviser has agreed through March 10, 2010, to waive or limit its advisory fees and to assume other expenses so that the net annual operating expenses (with certain exceptions described in the Class A, B, C, Y Shares Prospectus) of the Class A, Class B, Class C and Class Y Shares of the Fund are limited to the extent described in the Class A, B, C, Y Shares Prospectus. The Adviser currently intends to discontinue these arrangements after March 10, 2010.

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

   FIRST        NEXT          NEXT        NEXT
$1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
----------   ----------   ----------   ----------   ----------
  0.935%       0.910%       0.885%       0.860%       0.835%

For the period dated November 1, 2007, through March 10, 2008, the Fund paid advisory fees to Enterprise Capital Management ("ECM"), the Fund's former investment adviser, at annual rates as follows:

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

   FIRST        NEXT          NEXT        NEXT
$1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
----------   ----------   ----------   ----------   ----------
  0.880%       0.855%       0.830%       0.805%        0.780%

As discussed in greater detail below, under "The Distributor," the Class AAA, Class A, Class B, Class C, and Class Y shares may pay for certain distribution related expenses in connection with distribution and service activities.

The table below shows the amounts paid by the Fund to the Adviser and to ECM for the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:


                                                        TOTAL AMOUNT OF
                                                         FEES WAIVED OR
                                                         REIMBURSED AND
                                      MANAGEMENT FEE     OTHER EXPENSES
FISCAL YEAR ENDED   MANAGEMENT FEE   AFTER FEE WAIVER        ASSUMED
----------------    --------------   ----------------   ---------------
October 31, 2009      $1,518,012        $1,518,012            N/A
October 31, 2008      $3,879,964**      $3,879,964            N/A
October 31, 2007      $6,347,717*       $6,347,717            N/A


----------

*     Entire Amount paid to ECM

** For the period dated November 1, 2007, through March 10, 2008, ECM was paid a total fee of $1,887,852. For the period dated March 11, 2008, through October 31, 2008, the Adviser was paid a total fee of $1,992,112.

Prior to March 10, 2008, an affiliate of the Adviser served as the investment sub-adviser to the Fund, subject to a sub-advisory agreement between the sub-adviser and ECM, which terminated on March 10, 2008.

During the fiscal years ended October 31, 2007 and October 31, 2008, ECM paid the following fees to the Adviser with respect to the Fund pursuant to the Sub-Advisory Agreement:

FISCAL YEAR ENDED   SUB-ADVISER FEE PAID
-----------------   -------------------
October 31, 2008        $  843,090***
October 31, 2007        $2,933,843

----------

***   For the period dated November 1, 2007, through March 10, 2008.

PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for day-to-day management during the fiscal year ended October 31, 2009.


                                                                     # OF ACCOUNTS
                                               TOTAL                  MANAGED WITH
                                               # OF                   ADVISORY FEE   TOTAL ASSETS WITH
NAME OF PORTFOLIO          TYPE OF            ACCOUNTS      TOTAL       BASED ON     ADVISORY FEE BASED
     MANAGER               ACCOUNTS            MANAGED     ASSETS      PERFORMANCE     ON PERFORMANCE
-----------------   -----------------------   --------   ---------   -------------   ------------------
Mario J. Gabelli    Registered Investment         22       $ 12.7B          6             $  3.9B
                    Companies:
                    Other Pooled Investment       15       $382.9M         14             $349.9M
                    Vehicles:
                    Other Accounts:            1,840       $ 10.6B          6             $  1.2B


POTENTIAL CONFLICTS OF INTEREST

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

SELECTION OF BROKER/DEALERS. Because of the portfolio manager's position with the distributor of funds affiliated with the Fund and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Fund even if using the distributor is not in the best interest of the Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the Funds managed by the Adviser and its affiliates.

The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

COMPENSATION FOR THE FISCAL YEAR COMPLETED OCTOBER 31, 2009

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser to those funds will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the portfolio manager:


                   DOLLAR RANGE OF EQUITY
                         SECURITIES
      NAME            HELD IN THE FUND*
----------------   ----------------------
Mario J. Gabelli             G


----------

*     Key to Dollar Ranges- Information as of October 31, 2009.

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    over $1,000,000

THE SUB-ADMINISTRATOR

On August 1, 2008, the Adviser entered into an agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio;
(f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.

Prior to March 11, 2008, the Fund paid a separate fee for certain administrative services to AXA Equitable Life Insurance Company ("AXA"), an affiliate of ECM, at an annual rate of 0.055% of average daily net assets. During the fiscal years ended October 31, 2007 and October 31, 2008*, the Fund paid the following fees to AXA:

      2008*              2007
----------------   ---------------
     $112,510           $396,719

----------

*     For the period dated November 1, 2007, through March 10, 2008.


THE DISTIBUTOR


On July 31, 2008, the Fund entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. Prior to July 31, 2008, the Fund had a distribution agreement with Enterprise Fund Distributors, Inc. ("EFD") whereby EFD served as the distributor for each class of the Fund's shares.

The Corporation's distribution agreement with respect to Class AAA, Class A, Class B, Class C, and Class Y shares ("Distribution Agreement") was approved by its Board including a majority of Independent Directors. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Directors who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") and, if applicable, who have no direct or indirect financial interest in the operation of the Plans (as defined below) or any such related agreement, by vote cast in person at a meeting called for the purpose of voting on such Distribution Agreement, and (ii) either by vote of a majority of the Directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Corporation as applicable.


DISTRIBUTION PLANS


The Corporation has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, separate plans of distribution pertaining to the Class AAA, Class A, Class B, and Class C shares of the Corporation ("Plans"). Under the Plans, the Fund is authorized to pay the Distributor a service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class A, Class B, and Class C Shares. In addition to this service fee, the Fund also is authorized to pay the Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class B and Class C shares. The Corporation has also adopted a distribution and service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class AAA Shares. There is no distribution plan with respect to Class Y shares and the Fund pays no service or distribution fees with respect to that class of shares.

The Board considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make approval of the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits;
(iv) the possible benefits of the Plans to any other person relative to those of the Corporation; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Corporation. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any related Distribution Agreement, unanimously determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Corporation and the shareholders of the Fund and approved them with respect to the Fund.

Pursuant to each Plan, the Corporation compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the past or future sales of that class of shares. The Distributor retains fees on shares sold for the first year for Class B and Class C shares. Generally, the 12b-1 fees are paid by the Distributor to affiliated and unaffiliated securities dealers on a quarterly basis. A portion of the amounts received by the Distributor are used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Corporation prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class AAA, Class A, Class B and Class C shares as described further below in "Compensation to Financial Intermediaries and Third-Party Brokers-Dealers."

The Plans are of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to a class of shares regardless of the level of expenditures by the Distributor. The Directors, however, will take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan's renewal. The Distributor's expenditures will include, without limitation: (i) the printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding fund investment objectives and policies and other information about the Corporation and the Fund, including the performance of the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of the Fund (except Class B shares) on a continuous basis in all states in which the Fund or the Corporation may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of the Fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Corporation with the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Independent Directors who have no direct financial interest in the operation of the Plans or the Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such plans or agreements. In addition, annual continuance of the Distribution Agreement must be approved by the Board or a majority of the outstanding voting securities (as defined by the 1940 Act), and a majority of Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. Furthermore, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the relevant class of the Fund or by vote of a majority of the Independent Directors with no direct or indirect financial interest in the operation of the relevant Plan or Rule 12b-1 related agreement. Each Plan also provides that it may not be amended to increase materially the amount of average daily net assets annually (for Class AAA Shares up to 0.25%, for Class A shares up to 0.45% and up to 1.00% of for Class B and Class C shares) that may be spent for distribution of any relevant class of the Fund without the approval of the shareholders of the Fund.


The table below shows the amounts paid by the Fund to the Distributor pursuant to the 12b-1 Plans for the fiscal year ended October 31, 2009. Class AAA Shares commenced being offered on March 1, 2010, and therefore there were no payments made to the Distributor for this Class.


            DISTRIBUTION
            FEES PAID TO
            DISTRIBUTORS
            ------------
Class AAA     $      0
Class A       $325,982
Class B       $184,389
Class C       $498,017


The table below shows the amount of sales charges earned by the Distributors* in connection with the sale of Class A, B, and C Shares of the Fund and the amounts retained by the Distributors, net of payments to selling dealers, for the past three fiscal years.



                                    FISCAL YEAR ENDED   SALES CHARGES PAID BY
                                        OCTOBER 31,        FUND SHAREHOLDERS    AMOUNTS RETAINED BY DISTRIBUTOR
                                    -----------------   ---------------------   -------------------------------
Class A (Front End Sales  Charge)
                                           2009                $111,516                   $ 19,979
                                           2008                $ 82,233                   $ 12,498
                                           2007                $  1,696                   $  1,696

Class A (CDSC)                             2009                $    340                   $    340
                                           2008                $ 11,492                   $ 11,492
                                           2007                $  2,446                   $  2,446

Class B (CDSC                              2009                $ 54,481                   $ 54,481

                                           2008                $115,414                   $115,414
                                           2007                $178,004                   $178,004

Class C (CDSC)                             2009                $  7,257                   $  7,257
                                           2008                $ 40,725                   $ 40,725
                                           2007                $ 62,729                   $ 62,729


----------

*     EFD served as the Fund's distributor until July 30, 2008.

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended October 31, 2009.


                                 COMPENSATION ON
       NET UNDERWRITING            REDEMPTIONS      BROKERAGE       OTHER
  DISCOUNTS AND COMMISSIONS      AND REPURCHASES   COMMISSIONS   COMPENSATION
------------------------------   ---------------   -----------   ------------
            $19,979                  $62,078        $222,254         --


COMPENSATION TO FINANCIAL INTERMEDIARIES AND THIRD-PARTY BROKER DEALERS

In addition to the sales commissions and the distribution and service fees paid by the Fund to the Distributor for the purpose of compensating selling dealers (described above in "Investment Management and Other Services -- The Distributor"), the Distributor and/or the Adviser may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Fund and other mutual funds distributed by the Distributor (collectively, "Dealers"). As described in the Prospectuses, Gabelli Funds and the Distributor may use their respective past profits or other resources, without cost to the Fund or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Fund and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the Fund or to cooperate with the Distributor's promotional efforts or in recognition of their marketing, transaction processing, and/or administrative services support (collectively, "revenue sharing payments"). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectuses.

MARKETING SUPPORT PAYMENTS. The Distributor and/or the Adviser may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the Fund; disseminating to Dealers personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealers; granting reasonable access to the Dealers' financial advisors and consultants; furnishing marketing support and other services; and seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

PROCESSING SUPPORT PAYMENTS. The Distributor and/or the Adviser may make payments to certain Dealers that sell fund shares to help offset the Dealers' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up the Fund on a Dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, the Distributor and/or the Adviser, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the Distributor and/or the Adviser may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency. The Distributor may make payments for entertainment events it deems appropriate, subject to the Distributor's policies and applicable law. These payments may vary depending upon the nature of the event.

SUBACCOUNTING AND OTHER PAYMENTS. In addition to the payments described above, from time to time, the Fund, the Adviser and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the Fund, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as "subaccounting"). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, tax reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; (g) providing information in order to assist the Fund in its compliance with state securities laws; and (h) issuing and mailing dividend checks to investors who have selected cash distributions.

The subaccounting fees that the Fund pays are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. The Fund understands that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

AGREEMENTS. As of the date of this SAI, the Adviser has a number of agreements with the Dealers regarding revenue sharing payments.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

BROKERAGE COMMISSIONS


The Fund's portfolio turnover rates for the fiscal years ended October 31, 2008, and October 31, 2009, were 130% and 97%, respectively.


The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; and
(2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund's by brokers, including Gabelli & Company, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commission. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

During the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009, the Fund paid the amounts indicated in brokerage commissions:

FISCAL YEAR ENDED   BROKERAGE COMMISSIONS PAID*
-----------------   ---------------------------
October 31, 2009          $   293,737
October 31, 2008          $   508,981
October 31, 2007          $ 1,466,960

----------

* Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs and market conditions.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law and in accordance with procedures established by the Board, the Corporation may engage in brokerage transactions with brokers that are affiliates of the Adviser, including Gabelli & Company, Inc., with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser. The 1940 Act generally prohibits a fund from engaging in principal securities transactions with brokers that are affiliates of the Advisers or affiliates of such brokers, unless pursuant to an exemptive rule or order from the SEC. The Corporation may rely on exemptive relief from the SEC that permits mutual funds managed by the Adviser to engage in such transactions. The Corporation has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser do not exceed the usual and customary broker's commission. In addition, the Corporation will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Corporation will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or their affiliates.

During the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009, the Fund paid the following brokerage commissions as indicated:

                        AGGREGATE       PERCENTAGE OF TOTAL   PERCENTAGE OF PRINCIPAL AMOUNT OF
                        BROKERAGE            BROKERAGE               TRANSACTIONS INVOLVING
                       COMMISSIONS        COMMISSIONS PAID        COMMISSIONS EFFECTED THROUGH
                    PAID TO GABELLI &       TO GABELLI &              GABELLI & COMPANY
FISCAL YEAR ENDED        COMPANY               COMPANY             (BASED ON DEALER AMOUNT)
-----------------   -----------------   -------------------   ---------------------------------
October 31, 2009*       $ 222,254              75.66%                     49.47%
October 31, 2008*       $ 369,038              72.51%                     21.23%
October 31, 2007*       $ 905,355              61.72%                     22.66%

----------
* Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs and market conditions.

BROKERAGE TRANSACTIONS RELATING TO RESEARCH SERVICES

The Adviser has allocated brokerage commissions of $12,378 on portfolio transactions in the principal amount of $3,304,909 during the fiscal year ended October 31, 2009, to broker-dealers who provided research services to the Adviser.

INVESTMENTS IN REGULAR BROKER-DEALERS


As of October 31, 2009, the Fund did not own securities issued by its regular brokers or dealers (or by their parents).


PURCHASE AND PRICING OF SHARES

Information concerning purchase of shares of the Fund, as well as information concerning computation of net asset value per share, is set forth in the Prospectuses.

The Fund consists of five separate classes of shares: Class AAA, A, B, C and Y shares. Class B shares are no longer available for investment except through reinvestment of dividends or capital gains as described in the Class A, B, C, Y Shares Prospectus under the heading "Investing in the Fund." Each class of shares of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; and (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance, or service fee. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Corporation's transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent"), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional Individual Retirement Accounts ("IRAs"), IRA rollovers, Coverdell Education Savings Accounts ("ESAs") or Roth IRAs) held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

EXEMPTIONS FROM CLASSES A, B, AND C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B, or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gain distributions; and (c) Class A shares purchased in the amount of $1 million or more (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) if held for more than 12 months, Class B shares held for more than six years, and Class C shares held for more than one year.

In determining whether the Class A, B, or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the A, B, C, Y Shares Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

SERVICES FOR INVESTORS

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gain distributions on their shares are automatically reinvested in shares of the same class of the distributing fund at the net asset value per share computed on the record date of such dividends and distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains distributions. Dividends and capital gain distributions will be taxed the same whether distributed in cash or reinvested in additional shares.


AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of the Fund in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. There is no minimum initial investment for this Plan. Forms authorizing this service for eligible classes of shares are available from the Corporation. The Automatic Bank Draft Plan is available for Class AAA, Class A, and Class C shares.



LETTER OF INTENT INVESTMENTS. Any investor may execute a Letter of Intent covering purchases of Class A Shares at the public offering price, to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period. The minimum initial investment under a Letter of Intent is $1,000 or the amount indicated in the Letter of Intent.


Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Fund should complete the appropriate portion of the new account application.

RIGHT OF ACCUMULATION DISCOUNT. Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of Class A shares of the Fund and any other Class A Shares of funds within the GAMCO/Gabelli fund complex, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, will be entitled to the reduced sales charge shown under "How Sales Charges Are Calculated -- Class A Shares" in the Class A, B, C, Y Shares Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

AUTOMATIC CASH WITHDRAWAL PLAN. Investors may automatically redeem shares on a monthly, quarterly, semi-annual, or annual basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent.

Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

RETIREMENT PLANS. The Corporation offers various Retirement Plans: IRAs (generally for all individuals with employment income); 403(b)(7) plans (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including 401(k)) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

CONVERSION OF CLASS B SHARES

Class B shares will automatically convert to Class A shares of the Fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and other distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or other distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of:
(a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

REDEMPTIONS OF SHARES

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC;
(2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the Prospectuses, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the Fund under certain circumstances.

The Corporation reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

REDEMPTIONS IN KIND

The Corporation's Articles of Incorporation provide that it may redeem its shares in cash or wholly or in part in securities or other assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. The Corporation has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

The Corporation will offer and sell its shares for cash or securities based on the Fund's net asset value per share, which will be determined in the manner set forth below. Shares of the Fund will be issued to a shareholder upon receipt of such consideration.

Net asset value per share is calculated separately for each class of the Fund. The NAV of Class B and C shares, as applicable, of the Fund will generally be lower than the NAV of Class AAA, Class A, and Class Y, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's NAV per share, portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Board will review the Adviser's fair value determinations periodically. The value of the Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other securities, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Board. Further information on fair valuation is provided in the Fund's Prospectuses under "Pricing of Fund Shares."

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


DIVIDENDS, DISTRIBUTIONS, AND TAXES


The Fund expects to annually satisfy the requirements to be treated as a regulated investment company (`RIC") under Subchapter M of the Code described below under "Qualification as a Regulated Investment Company," and thus the Fund expects that it will not be subject to federal income tax on its net investment income or net realized capital gains that it timely distributes to its shareholders. Certain technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses attributable to transactions after October 31 of a given year may be treated as arising on the first day of the next taxable year.

BACKUP WITHHOLDING. The Fund is required to withhold (currently at a rate of 28%) on all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the Fund or Adviser with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

REDEMPTION OF FUND SHARES. A shareholder's redemption of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if the Fund's shares are bought (including shares bought pursuant to the Automatic Reinvestment Plan) within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.


CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder redeems Class A shares within 90 days of purchase and subsequently acquires Class A shares of the Fund or another Gabelli Fund without paying a sales charge due to the 90-day reinstatement privilege. In these cases, any gain on the redemption of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Enterprise Fund shares subsequently acquired.


CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be, and intends to continue to qualify each taxable year for treatment as, a RIC. To so qualify, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gain from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and at least 90% of its net tax-exempt income, if any ("Distribution Requirement"). The Fund also must meet several additional requirements, including the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer,
(b) securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning at least 20% of the issuer's outstanding voting securities) that are engaged in the same, similar or related trades, or businesses or (c) securities of one or more QPTPs.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that under current law, for individual shareholders, the part thereof that is "qualified dividend income" ("QDI") as described in the Prospectuses) would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%); such dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

DISTRIBUTIONS. Dividends and other distributions the Fund declares in October, November, or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.

A portion of the dividends from the Fund (whether paid in cash or in additional fund shares) may be QDI and also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for the Fund may not exceed the aggregate dividends it receives from most U.S. corporations and, in the case of QDI, certain foreign corporations (and capital gain distributions thus are not eligible for the QDI or deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Investors should consult a tax adviser concerning the federal, state, and local consequences of an investment in the Fund.

TAXATION OF FUND OPERATIONS. The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (98%) of its (1) ordinary income for the calendar year and (2) capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts from previous years that were undistributed and untaxed, if any.

Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate those taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of PFIC. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in gross income (as ordinary income) each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make such investments as a matter of its investment policy.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Fund in accordance with the Treasury Regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of ordinary income dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.


Offsetting positions in any actively traded security, option, futures, or forward contract the Fund enters into or holds may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions do not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, will be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.



When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


If the Fund acquires zero coupon or other securities issued with OID and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Fund receives no corresponding payment on them during the year. The Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividends an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



DESCRIPTION OF THE FUND SHARES


CAPITAL STOCK


The authorized capital stock of the Corporation consists of 600,000,000 shares of Class AAA, Class A, Class B, Class C, and Class Y Common Stock, par value $.001 per share. The shares of Common Stock may be divided into series with each series representing a separate fund. The Board may determine the number of authorized shares for each series and to create any new series of Common Stock. New classes may be authorized by the Board from time to time as new funds with separate investment objectives and policies are established.


Each class of shares is entitled to participate in dividends and distributions declared by the Fund and in net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each class will bear its own distribution and shareholder servicing charges. The shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of the Fund are entitled to redeem their shares as set forth in the Prospectuses. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectuses.

CLASSES OF SHARES. The Fund consists of Class AAA Shares, Class A shares, Class B shares, Class C shares, and Class Y shares. A share of each class of the Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, and voting rights on matters exclusively affecting that class. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends, other distributions, and the proceeds of any liquidation of the Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class AAA, Class A, Class B, Class C, and Class Y shares will differ.

VOTING RIGHTS. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Fund as a group may elect all of the Directors of the Corporation. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series of the Corporation is required by law.

SHAREHOLDER MEETINGS. The Corporation does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation may remove a Director through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Director at the written request of holders of 25% of the outstanding shares of the Corporation.

CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class AAA, Class A, or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, independent registered public accounting firm, is responsible for auditing the Fund's annual financial statements.


CUSTODIAN

JPMorgan Chase Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Corporation's portfolio securities and other assets. Under the terms of the custody agreement between the Corporation and Chase, Chase maintains cash, securities and other assets of the Fund. Chase is also required, upon the order of the Corporation, to deliver securities held by Chase, and to make payments for securities purchased by the Corporation. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Corporation.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as the Corporation's legal counsel.

FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended October 31, 2009, including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to the Fund's 2009 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com. PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to very high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA: An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB,B, Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having CCC, significant speculative characteristics. `BB' indicates the least degree CC,C of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative Minus (-) standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                            PART C: OTHER INFORMATION

Item 28. EXHIBITS

      (a)(i) Articles of Incorporation, dated March 23, 2007, are incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC on March 26, 2007 (Accession No. 0001193125-07-064326).


      (a)(ii) Articles of Amendment, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on December 23, 2009 (Accession No. 0000950123-09-072944)
               ("Post-Effective Amendment No. 5").



      (a)(iii) Articles Supplementary, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5.


      (b) By-Laws, dated March 23, 2007, are incorporated by reference to the Initial Registration Statement.

      (c)      Not Applicable.

      (d)(i) Investment Adviser's Agreement between the Registrant and Enterprise Capital Management, Inc., dated September 20, 2007, is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on February 28, 2008 (Accession No. 0001193125-08-042036)
               ("Post-Effective Amendment No. 2").

      (d)(ii) Investment Advisory Agreement between Enterprise Capital Management, Inc. and GAMCO Asset management, Inc., dated September 20, 2007, is incorporated by reference to Post-Effective Amendment No. 2

      (d)(iii) Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on March 6, 2008 (Accession No.
               0001193125-08-049050) ("Post-Effective Amendment No. 3").

      (e)(i) Distribution Agreement between the Registrant and Enterprise Fund Distributors, Inc., dated September 20, 2007 is incorporated by reference to Post-Effective Amendment No. 2.

      (e)(ii) Form of Distribution Agreement between the Registrant and Enterprise Fund Distributors, Inc., dated March 11, 2008, is incorporated by reference to Post-Effective Amendment No. 3.


      (e)(iii) First Amendment to Distribution Agreement between the Registrant and the Distributor, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5.


      (f)      Not Applicable.

      (g) Custodian Agreement between the Registrant and JPMorgan Chase Bank, dated July 26, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on July 31, 2007 (Accession No. 0001193125-07-166829)("Pre-Effective Amendment No. 1").

      (h)(i) Mutual Funds Service Agreement between the Registrant and AXA Equitable Life Insurance Company, dated September 20, 2007 is incorporated by reference to Post-Effective Amendment No. 2.

      (h)(ii) Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc., a division of State Street Bank and Trust Company, is incorporated by reference to Pre-Effective Amendment No. 1.

      (h)(iii) Expense Limitation Agreement between the Registrant, Enterprise Capital Management, Inc. and AXA Equitable Life Insurance Company, dated September 20, 2007, is incorporated by reference to Post-Effective Amendment No. 2.

      (h)(iii)(a) Form of Expense Limitation Agreement between Registrant and Gabelli Funds, LLC, is incorporated by reference to Post-Effective Amendment No. 3.

      (h)(iv) Agreement and Plan of Reorganization is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on September 21, 2007 (Accession No. 0001193125-07-205507).

      (i) Legal Opinion of Kirkpatrick & Lockhart Gates Ellis LLP is incorporated by reference to Post-Effective Amendment No. 3.


      (j)(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.



      (j)(ii) Consent of Paul, Hastings, Janofsky & Walker LLP, Fund Counsel, is filed herewith.


      (j)(iii) Powers of Attorney for Anthony J. Colavita, James P. Conn, Vincent D. Enright, Arthur V. Ferrara, Kuni Nakamura, Regina Pitaro, and Salvatore J. Zizza, dated February 25, 2009, are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC via EDGAR on February 27, 2009 (Accession No. 0000935069-09-000478) ("Post
               Effective Amendment No. 4")

      (k)      Not Applicable.

      (l)      Not Applicable.

      (m)(i) Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant is incorporated by reference to Pre-Effective Amendment No. 1.

      (m)(ii) Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant is incorporated by reference to Pre-Effective Amendment No. 1.

      (m)(iii) Distribution Plan pursuant to Rule 12b-1 with respect to Class C shares of the Registrant is incorporated by reference to Pre-Effective Amendment No. 1.


      (m)(iv) Distribution Plan pursuant to Rule 12b-1 with respect to Class AAA shares of the Registrant, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5.


      (n)(i) Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Pre-Effective Amendment No. 1.

      (n)(ii) Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5.


      (o)      Reserved.

      (p)(i) Code of Ethics of the Registrant, Enterprise Capital Management, Inc., and Enterprise Fund Distributors, Inc., is incorporated by reference to Pre-Effective Amendment No. 1.

      (p)(ii) Code of Ethics of the Subadviser is incorporated by reference to Pre-Effective Amendment No. 1.

      (p)(iii) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., Gabelli & Company, Inc., Teton Advisors, Gabelli Securities, Inc., and Gabelli Fixed Income LLC, dated July 10, 2008, is incorporated by reference to Post-Effective Amendment No. 4.

Item. 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

Item. 30. INDEMNIFICATION

      ARTICLE VI OF THE REGISTRANT'S ARTICLES OF INCORPORATION STATES:

      (4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

      ARTICLE 7 OF THE REGISTRANT'S BY-LAWS STATES:

      Each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted under the Maryland General Corporate Law, except that such indemnity shall not protect any such person against any liability for Disabling Conduct. Disabling Conduct includes (a) liability in connection with any proceeding in which it is determined that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) the director or officer actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful, and (b) acts or omissions which would subject the officer or director to liability to the Corporation or any security holders arising from the officer's or director's willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a final decision on the merits by a court or other body before whom the proceeding was brought that the officer or director seeking indemnification was not liable on the merits or was not liable by reason of Disabling Conduct, the decision by the Corporation to indemnify such person must be based upon a reasonable determination, after review of the facts, by independent legal counsel in a written opinion or by the vote of a majority of a quorum of the directors who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("non-parry independent directors"), that such officer or director was not liable by reason of Disabling Conduct.

      Each officer and director of the Corporation claiming indemnification within the scope of this Article 7 shall be entitled to advances from the Corporation for payment of the reasonable expenses (including attorney's fees) incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under Maryland General Corporate Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that in order to advance expenses for the defense of a proceeding brought by the Corporation or its security holders at least one of the following additional conditions must be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      Any indemnification, or payment of expenses in advance of the final disposition of any action, suit or proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. The right to indemnification and advances hereunder shall be enforceable by the director or officer in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within 60 days. The costs and expenses of the director or officer incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that(a) a determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the director or officer of such person's good faith believe that the standard of conduct necessary for indemnification by the Corporation has been met.

      The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Corporation.

      The indemnification and advance of expenses provided hereunder shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of security holders or non-party independent directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of heirs, executors and administrators of such person. The Corporation shall not be liable for any payment hereunder in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise. The right to indemnification and advances for expenses conferred hereunder to directors and officers shall be a contract right and shall not be affected adversely to any director or officer by any amendment of these bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnitee or potential indemnitee (in his or her capacity as such) the right to consent or object to any subsequent amendment of these bylaws.

      The Corporation shall indemnify, make advances, or purchase insurance to the extent provided in this Article 7 on behalf of an employee or agent who is not an officer or director of the Corporation.

      SECTION 5. OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT STATES:

      5. Indemnity

      (a) The Company, on behalf of the Fund, hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any such individual who also serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which it/he may be or may have been involved as a party or otherwise or with which it/he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of its/his having acted in any such capacity, except with respect to any matter as to which it/he shall have been adjudicated not to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as it/he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company (including the Fund) or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence,
      (iv) reckless disregard of the duties or obligations involved in the conduct of its/his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"),
      (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interest of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Company. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

      (b) The Company, on behalf of the Fund, shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the Directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his written undertaking to reimburse the Company, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum (as set forth in the Company's by-laws) of Directors of the Company who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      (c) All determinations with respect to indemnification hereunder shall be made in compliance with paragraph 5(a) of this Agreement and (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct did not act in bad faith or the belief that its/his conduct was unlawful, as the case may be, or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Company, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

      The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

      PARAGRAPH 10 OF THE REGISTRANT'S DISTRIBUTION AGREEMENT STATES:

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Corporation on behalf of the Fund agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of the Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or the Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Corporation and the Fund against any and all claims, demands, liabilities and expenses which the Corporation or the Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not been authorized by the Corporation or the Fund in its Registration Statement or in this Agreement.

      The Distributor agrees to indemnify the Corporation and the Fund against any and all claims, demands, liabilities and expenses which the Corporation or the Fund may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of the Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or the Fund in connection therewith by or on behalf of the Distributor. Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Fund's transfer agent(s), or for any failure of any such transfer agent to perform its duties.

      SECTION 12(IV)(A) OF THE REGISTRANT'S GLOBAL CUSTODY AGREEMENT STATES:

      (A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees ("Losses") that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement.

      (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank's performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct.

      (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

      SECTION 8 OF THE REGISTRANT'S TRANSFER AGENCY SERVICES AGREEMENT STATES:

      8. Indemnification

      8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

      (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

      (b) The Fund's lack of good faith, negligence or willful misconduct;

      (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

      (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

      (e) The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent; or

      (f) Upon the Fund's request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

      8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund's prior written consent.

      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item. 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Manager also provides similar services to other mutual funds.

      The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to the Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item. 32. PRINCIPAL UNDERWRITER

      (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

      (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

      (c)   Not Applicable.

Item. 33. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

    1.    Gabelli Funds, LLC
          One Corporate Center
          Rye, New York 10580-1422

    2.    PNC Global Investment Servicing (U.S.) Inc.
          99 High Street
          Boston, Massachusetts 02110

    3.    PNC Global Investment Servicing (U.S.) Inc.

          760 Moore Road
          King of Prussia, Pennsylvania 19406

    4.    State Street Bank and Trust Company
          One Heritage Drive
          North Quincy, Massachusetts 02171

    5.    Boston Financial Data Services, Inc.
          Two Heritage Drive
          North Quincy, Massachusetts 02171

Item. 34. MANAGEMENT SERVICES

      Not Applicable.

Item. 35. UNDERTAKINGS

      Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI 787 FUND, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York, on the 1st day of March 2010.



                             GABELLI 787 FUND, INC.

                             By: /S/ BRUCE N. ALPERT
                                 --------------------------
                                 Bruce N. Alpert
                                 President and Principal Executive Officer



Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 6 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



         SIGNATURES                    TITLE                    DATE
---------------------------   ---------------------------   -------------
/S/ BRUCE N. ALPERT           President and Principal       March 1, 2010
---------------------------   Executive Officer
Bruce N. Alpert

/S/ AGNES MULLADY             Principal Financial Officer   March 1, 2010
------------------            and Treasurer
Agnes Mullady

ANTHONY J. COLAVITA *                  Director             March 1, 2010
---------------------------
Anthony J. Colavita

JAMES P. CONN *                        Director             March 1, 2010
---------------------------
James P. Conn

VINCENT D. ENRIGHT *                   Director             March 1, 2010
---------------------------
Vincent D. Enright

ARTHUR V. FERRARA *                    Director             March 1, 2010
---------------------------
Arthur V. Ferrara

KUNI NAKAMURA *                        Director             March 1, 2010
---------------------------
Kuni Nakamura

REGINA PITARO *                        Director             March 1, 2010
---------------------------
Regina Pitaro

SALVATORE J. ZIZZA *                   Director             March 1, 2010
---------------------------
Salvatore J. Zizza

*By: /S/ BRUCE N. ALPERT
     ----------------------
     Bruce N. Alpert
     Attorney-in-Fact

EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
---------   --------------------------------------------------------------------
28(j)(i)    Consent of PricewaterhouseCoopers LLP, Independent Registered Public
            Accounting Firm.

28(j)(ii)   Consent of Paul, Hastings, Janofsky and Walker LLP, Fund Counsel.